UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04524)

Exact name of registrant as specified in charter: Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007 — April 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Global Income Trust

4|30|08

*Semiannual Report*

PUTNAM INVESTMENTS

**INCOME FUNDS** invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Global Income
Trust

4 | 30 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	30
Financial statements	31

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the financial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of 0.6% . To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Global Income Trust:
Investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources. Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. But at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments in an effort to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. Examples include mortgage- and asset-backed securities. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can negatively affect the fund.

The fund’s management team, working with Putnam’s 100-member fixed-income group, possesses a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the fund’s management team as it constructs a portfolio seeking high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly.

Key drivers of returns
in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Finding income opportunities in a variety of world markets

The fund’s management team identifies bonds in the United States and international markets that offer the potential for high current income. The fund favors currencies considered to offer relative strength.

Performance snapshot

Putnam Global
Income Trust

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The benchmark was not in existence at the time of the fund’s inception. The Lehman Global Aggregate Bond Index commenced 12/31/89.

† Returns for the six-month period are not annualized, but cumulative.

The period in review

Bill, thank you for taking the time today to talk about Putnam Global Income Trust’s most recent semiannual period. How did the fund perform?

The past six months included the most volatile period for fixed-income credit markets that I’ve experienced during my 20 years as a money manager, with some signs of recovery near the end of the period. Because of the multiple problems affecting the credit markets over most of the time frame, the “flight-to-quality” trade into Treasury and international government securities dominated the marketplace. Many investors fled even the highest-quality credit instruments, especially mortgages. The sell-off of mortgage securities during much of the period was both broad and largely indiscriminate. That is why, despite the fund’s emphasis on investment-grade and higher-quality securities, and our continued cautious stance on duration [a measure of portfolio risk], the fund underperformed the 6.27% return of its

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

benchmark, which is more highly concentrated in U.S. and foreign government securities. However, the fund did outperform its peer group, Lipper Global Income Funds, which returned 3.02% .

Could you discuss the major events that took place during the period within the global fixed-income marketplace?

November, January, and March were all difficult. In November, we experienced an additional wave of weak U.S. housing statistics and more problems in the bank loan market. In January, the markets faced the additional challenge of a decline in U.S. consumer spending, with domestic unemployment at the highest level we had seen for many years.

Investors were concerned that U.S. growth might be in decline, and that global growth might also be significantly affected. In the first quarter of 2008, as news headlines highlighted a series of significant “write-downs” of structured securities and depressed earnings for prominent financial firms in the United States and Europe, global credit markets became increasingly illiquid. The high point of market uncertainty came on March 17, with the near-collapse of Bear Stearns and the firm’s rescue by Fed officials and JPMorgan Chase.

What response did the liquidity squeeze and economic slowdown prompt from the Federal Reserve Bank [the Fed]?

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Initially, the Fed took a cautious approach, but the extreme pressure on global liquidity forced it to act decisively, cutting the federal funds rate by 2.75 percentage points over six FOMC meetings from October to April. The Fed also employed a number of creative measures in an attempt to restore liquidity to the markets, extending substantial credit to commercial and investment banks.

In response to the measures from the Fed and other central banks, and some indications that the United States might manage to avoid a recession, interest-rate spreads versus Treasuries on high-grade credit instruments — which within the six-month period had jumped to levels that were several multiples of the widest ever seen, with corresponding price declines — began to retreat in April. Market volatility also started to subside by period-end.

Of the large number of strategies the fund uses to generate returns, which ones helped performance during the period?

The strategy that helped the most, preventing greater underperformance versus the benchmark, was the fund’s “steepener” strategy, where we overweight shorter-term securities and underweight longer-term issues. This strategy is based on our view that the yield curve will steepen as global central banks continue to cut

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Data excludes exposure to some countries achieved through various derivative investments. Holdings will vary over time.

short-term rates and longer-term rates rise because of decreased liquidity and inflation concerns.

Based on our analysis of risks to the economy and markets, we have reduced the fund’s longer-dated positions and are focusing on two-year maturities. To compensate for the increased risk of inflation that we see worldwide, we are holding a significant position in inflation-linked strategies in Europe and Japan. These bonds tend to outperform nominal Treasuries if inflation increases. In general, we are overweighting European versus U.S. instruments based on our view that much of the recent bad economic news is already priced into U.S. bonds, but that the economic fallout in Europe is not fully reflected in European bond prices. In addition, we continue to keep the fund’s duration close to that of the benchmark in order to lessen the portfolio’s vulnerability to the negative impact of potential future rate increases. We are also maintaining exposure to high-quality securitized instruments with short maturities. Lastly, the fund’s currency positions made a modest contribution to performance, especially during the fourth quarter of 2007, when a declining U.S. dollar made non-dollar denominated securities particularly attractive to U.S. dollar-based investors.

Bill, have you made any additional changes in your portfolio strategy in light of the significant market volatility that took place over the course of the period?

We believe that the market is presenting some of the best opportunities for future returns that many of us have seen in two decades. At several points during recent periods of volatility, when we saw an opportunity, we increased our positions within very high-quality mortgage and mortgage-backed securities with two- to five-year time horizons. We believe we have done so without significantly increasing the portfolio’s credit risk. While we want to limit short-term volatility as much as possible, we do not want to give up the potential for strong gains by doing so. If the markets continue to stabilize, prices should rise quickly, preventing investors who have waited on the sidelines from being able to purchase highly rated structured securities at the levels we are currently seeing. In our opinion, the opportunity cost of not participating would be much greater than the cost of short-term pricing volatility. As we believe the majority of our shareholders have long-term investment horizons, we made a conscious trade-off between short-term volatility and the potential for future gains, as we seek outperformance over the next three to five years.

What is your outlook for the economy and the fund?

For some time, many market-watchers have been predicting an economic slowdown, followed by a relatively swift rebound for the economy. However, based on mixed economic data and the fact that the housing market will most likely have a negative impact on growth for some time, we think we will see a period of near-zero to very slow growth over the next two to three quarters. One positive for the economy is that growth outside the United States continues to be strong, which should spur demand for U.S. products and services.

In terms of the fund, we have already begun to witness lower volatility and better price performance for many of the fund’s holdings and strategies. Overall, we plan to continue to diversify the portfolio across a broad range of global fixed-income sectors and securities.

Thanks again, Bill, for sharing your insights with us.

I N   T H E   N E W S

For the first time since the Great Depression, the U.S. Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

Of special interest

In December 2007, the fund’s monthly dividend rate increased from $0.041 to $0.058 per share as a result of higher earned income. This increased yield was primarily driven by currency gains and an increase in high-quality spread sector weights in the portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.33%	7.12%	6.50%	6.50%	6.53%	6.53%	7.03%	6.86%	7.07%	7.37%

10 years	67.34	60.64	55.33	55.33	55.32	55.32	63.54	58.23	63.33	68.51
Annual average	5.28	4.85	4.50	4.50	4.50	4.50	5.04	4.70	5.03	5.36

5 years	36.71	31.27	31.65	29.65	31.61	31.61	35.04	30.65	35.06	37.66
Annual average	6.45	5.59	5.65	5.33	5.65	5.65	6.19	5.49	6.20	6.60

3 years	13.87	9.35	11.36	8.39	11.32	11.32	13.04	9.33	13.02	14.67
Annual average	4.42	3.02	3.65	2.72	3.64	3.64	4.17	3.02	4.16	4.67

1 year	9.66	5.30	8.86	3.86	8.79	7.79	9.36	5.81	9.41	9.93

6 months	4.39	0.20	4.03	–0.97	3.96	2.96	4.21	0.85	4.27	4.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 4/30/08

		Lipper Global Income Funds category average†
	Lehman Global Aggregate Bond Index

Annual average
(life of fund)	—*	7.51%

10 years	84.21%	73.40
Annual average	6.30	5.57

5 years	37.87	34.52
Annual average	6.63	6.03

3 years	17.56	14.50
Annual average	5.54	4.57

1 year	11.78	7.34

6 months	6.27	3.02

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmark was not in existence at the time of the fund’s inception. The Lehman Global Aggregate Bond Index commenced 12/31/89.

† Over the 6-month , 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/08, there were 115, 110, 95, 84, 54, and 3 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.42%	7.21%	6.58%	6.58%	6.61%	6.61%	7.11%	6.94%	7.15%	7.45%

10 years	71.89	65.07	59.48	59.48	59.54	59.54	67.91	62.40	67.69	72.92
Annual average	5.57	5.14	4.78	4.78	4.78	4.78	5.32	4.97	5.31	5.63

5 years	40.60	34.93	35.42	33.42	35.47	35.47	38.91	34.34	38.83	41.44
Annual average	7.05	6.17	6.25	5.94	6.26	6.26	6.79	6.08	6.78	7.18

3 years	16.45	11.79	13.89	10.89	13.86	13.86	15.62	11.87	15.50	17.16
Annual average	5.21	3.78	4.43	3.51	4.42	4.42	4.96	3.81	4.92	5.42

1 year	12.21	7.71	11.34	6.34	11.35	10.35	11.93	8.27	11.80	12.40

6 months	6.72	2.48	6.27	1.27	6.29	5.29	6.55	3.08	6.52	6.77

Fund price and distribution information

For the six-month period ended 4/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.331		$0.284	$0.286	$0.315		$0.315	$0.347

Capital gains	—		—	—	—		—	—

Total	$0.331		$0.284	$0.286	$0.315		$0.315	$0.347

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/07	$12.68	$13.21*	$12.64	$12.65	$12.60	$13.02	$12.67	$12.70

4/30/08	12.90	13.44	12.86	12.86	12.81	13.24	12.89	12.91

Current yield
(end of period)

Current
dividend rate[1]	5.40%	5.18%	4.57%	4.57%	5.15%	4.98%	5.03%	5.67%

Current 30-day
SEC yield
(with expense
limitation)[2,3]	N/A	4.64	4.08	4.09	N/A	4.42	4.60	5.11

Current 30-day
SEC yield
(without
expense
limitation)[3]	N/A	4.45	3.87	3.89	N/A	4.22	4.39	4.90

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 10/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.17%	1.92%	1.92%	1.42%	1.42%	0.92%

Total annual fund
operating expenses	1.50	2.25	2.25	1.75	1.75	1.25

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from November 1, 2007, to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.79	$ 9.59	$ 9.58	$ 7.06	$ 7.06	$ 4.52

Ending value (after expenses)	$1,043.90	$1,040.30	$1,039.60	$1,042.10	$1,042.70	$1,044.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2008, use the calculation method below. To find the value of your investment on November 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.72	$ 9.47	$ 9.47	$ 6.97	$ 6.97	$ 4.47

Ending value (after expenses)	$1,019.19	$1,015.47	$1,015.47	$1,017.95	$1,017.95	$1,020.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.14%	1.89%	1.89%	1.39%	1.39%	0.89%

Average annualized expense
ratio for Lipper peer group*	1.14%	1.89%	1.89%	1.39%	1.39%	0.89%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Global Income Trust	103%*	98%*	198%*	162%	198%

Lipper Global Income Funds
category average	156%	159%	158%	194%	187%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

* Portfolio turnover excludes dollar roll transactions.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. D. William Kohli is the Portfolio Leader, and Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/07.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 106,000	$ 87,000,000

Putnam employees	$5,193,000	$626,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Michael Salm is also a Portfolio Member of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Income Fund.

Raman Srivastava is also a Portfolio Member of Putnam Income Fund and The George Putnam Fund of Boston.

D. William Kohli, Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, reexamined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 46th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam

Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process

Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

39th	60th	36th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 106, 97 and 81 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Income Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 33%, 46%, and 42%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 36th out of 109, 38th out of 83 and 23rd out of 54, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/08 (Unaudited)

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)*

		Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 04-5, Class 3A1,
4.953s, 2035		$247,172	$225,539
Asset Backed Funding Certificates 144A FRB Ser. 06-OPT3,
Class B, 5.395s, 2036		25,000	1,503
Asset Securitization Corp. Ser. 96-MD6, Class A7,
8.631s, 2029		113,570	118,175
Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.838s, 2049		90,000	83,088
Ser. 07-2, Class A2, 5.634s, 2049		108,000	107,844
Ser. 06-4, Class A2, 5.522s, 2046		748,000	746,045
Ser. 04-3, Class A5, 5.493s, 2039		160,000	159,538
Ser. 05-6, Class A2, 5.165s, 2047		214,000	211,014
Ser. 07-5, Class XW, Interest only (IO), 0.608s, 2051		5,710,757	139,630
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035		100,000	88,222
Ser. 04-4, Class XC, IO, 0.167s, 2042		2,706,864	34,899
Ser. 06-4, Class XC, IO, 0.088s, 2046		3,863,541	36,704
Ser. 06-5, Class XC, IO, 0.07s, 2016		1,912,925	21,696
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 3.755s, 2033		37,772	35,222
Ser. 04-D, Class 2A, IO, 0.31s, 2034		917,118	1,142
Ser. 05-E, Class 2, IO, 0.303s, 2035		2,426,308	8,994
Banc of America Structured Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033		125,609	124,451
Bayview Commercial Asset Trust 144A
FRB Ser. 06-CD1A, Class A1, 3 1/2s, 2023	CAD	2,254,247	2,044,805
Ser. 07-CD1A, IO, 1.689s, 2021 (Canada)	CAD	13,700,938	1,059,974
Ser. 07-5A, IO, 1.55s, 2037 (F)		$1,056,495	142,779
Ser. 07-2A, IO, 1.3s, 2037 (F)		1,074,459	120,393
Ser. 07-1, Class S, IO, 1.211s, 2037 (F)		1,335,886	143,597
Ser. 06-CD1A, IO, 0.84s, 2023	CAD	10,629,978	675,568
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.448s, 2032		$100,000	94,727
Ser. 07-PW17, Class A3, 5.736s, 2050		1,047,000	1,024,102
Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.883s, 2038		1,191,250	45,616
Ser. 06-PW14, Class X1, IO, 0.091s, 2038		1,282,655	17,861
Ser. 07-PW18, Class X1, IO, 0.059s, 2050		3,228,159	27,533
Ser. 07-PW16, Class X, IO, 0.032s, 2040		22,514,674	21,108
Broadgate Financing PLC sec. FRB Ser. D, 6.802s, 2023
(United Kingdom)	GBP	96,025	145,392
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030		$362,000	335,106
Ser. 98-1, Class G, 6.56s, 2030		89,000	85,434
Ser. 98-1, Class H, 6.34s, 2030		203,000	187,374
Citigroup Ser. 08-C7, Class A2A, 6.034s, 2012 (F)		200,000	198,119

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

		Principal amount	Value

Citigroup Commercial Mortgage Trust Ser. 08-C7, Class A3,
6.095s, 2014 (F)		$370,000	$359,306
Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.068s, 2049 (F)		6,956,388	75,213
Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6, Class 2A5,
IO, 3.755s, 2037		280,509	19,615
Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A4, 5.658s, 2048		57,000	55,045
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.067s, 2044		1,715,402	11,214
Ser. 07-CD4, Class XC, IO, 0.058s, 2049 (F)		8,005,565	61,684
Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031		157,000	158,158
Commercial Mortgage Loan Trust Ser. 08-LS1, Class A4B,
6.221s, 2017		199,000	195,146
Countrywide Alternative Loan Trust
IFB Ser. 04-2CB, Class 1A5, IO, 4.705s, 2034		319,321	16,764
Ser. 05-24, Class 1AX, IO, 1.209s, 2035		1,399,090	24,614
Countrywide Home Loans
Ser. 05-9, Class 1X, IO, 3.781s, 2035		664,096	13,634
Ser. 05-2, Class 2X, IO, 1.16s, 2035		712,190	14,017
Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 6.005s, 2039		328,000	328,805
Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.28s, 2049		10,877,619	94,048
Ser. 06-C4, Class AX, IO, 0.105s, 2039		5,905,620	76,882
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035		119,000	127,656
Ser. 04-C2, Class A2, 5.416s, 2036		180,000	180,617
CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	363,469
Ser. 02-CP5, Class M, 5 1/4s, 2035 (F)		81,000	24,405
Ser. 03-C3, Class AX, IO, 0.595s, 2038		1,797,161	64,374
Ser. 03-CK2, Class AX, IO, 0.354s, 2036		2,179,826	52,878
Ser. 04-C4, Class AX, IO, 0.281s, 2039		1,034,858	20,110
DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	128,877
Ser. 99-CG2, Class B4, 6.1s, 2032		219,000	215,299
European Loan Conduit 144A FRB Ser. 22A, Class D, 6.728s,
2014 (Ireland)	GBP	103,500	162,235
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 6.721s, 2014 (United Kingdom)	GBP	184,302	275,423
Fannie Mae
FRB Ser. 03-W17, Class 12, IO, 1.15s, 2033		$990,057	35,297
FRB Ser. 06-115, Class SN, zero %, 2036		121,018	117,466
FRB Ser. 05-65, Class ER, zero %, 2035		197,663	181,051
FRB Ser. 05-57, Class UL, zero %, 2035		182,612	171,501
IFB Ser. 07-75, Class JS, 29.2s, 2037		178,211	247,508
IFB Ser. 07-80, Class AS, 26.2s, 2037		108,969	142,238
IFB Ser. 07-1, Class NR, 25.498s, 2037		184,532	213,549

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-75, Class CS, 25.235s, 2037	$112,349	$155,536
IFB Ser. 06-76, Class QB, 22.23s, 2036	178,398	233,853
IFB Ser. 06-63, Class SP, 21.93s, 2036	195,665	253,353
IFB Ser. 07-W7, Class 1A4, 21.81s, 2037	98,127	120,964
IFB Ser. 07-81, Class SC, 20.43s, 2037	123,077	149,609
IFB Ser. 07-1, Class NK, 19.828s, 2037	271,134	344,338
IFB Ser. 06-104, Class ES, 18.975s, 2036	135,758	168,673
IFB Ser. 05-37, Class SU, 17.62s, 2035	181,850	220,342
IFB Ser. 06-49, Class SE, 17.42s, 2036	167,395	199,159
IFB Ser. 06-60, Class AK, 17.22s, 2036	81,706	97,625
IFB Ser. 06-60, Class TK, 17.02s, 2036	88,445	104,657
IFB Ser. 07-30, Class FS, 16.419s, 2037	271,723	316,056
IFB Ser. 07-96, Class AS, 15.675s, 2037	151,610	168,945
IFB Ser. 05-25, Class PS, 15.422s, 2035	90,020	104,613
IFB Ser. 06-8, Class PK, 14.82s, 2036	195,852	218,227
IFB Ser. 05-57, Class CD, 14.269s, 2035	99,773	112,900
IFB Ser. 05-74, Class CP, 14.135s, 2035	108,058	125,778
IFB Ser. 06-27, Class SP, 13.952s, 2036	155,118	177,566
IFB Ser. 06-8, Class HP, 13.952s, 2036	166,048	189,797
IFB Ser. 06-8, Class WK, 13.952s, 2036	262,695	297,900
IFB Ser. 05-106, Class US, 13.952s, 2035	258,585	296,866
IFB Ser. 05-99, Class SA, 13.952s, 2035	127,462	143,233
IFB Ser. 05-45, Class DA, 13.805s, 2035	258,261	293,505
IFB Ser. 05-74, Class DM, 13.768s, 2035	251,795	288,668
IFB Ser. 05-45, Class DC, 13.695s, 2035	143,478	162,521
IFB Ser. 06-60, Class CS, 13.475s, 2036	89,994	96,313
IFB Ser. 05-57, Class DC, 12.366s, 2034	163,980	181,166
IFB Ser. 05-74, Class SK, 12.169s, 2035	200,989	222,431
IFB Ser. 05-74, Class CS, 12.059s, 2035	123,187	137,390
IFB Ser. 04-79, Class S, 11.839s, 2032	77,099	82,586
IFB Ser. 05-45, Class PC, 11.565s, 2034	67,270	73,418
IFB Ser. 07-W6, Class 6A2, IO, 4.905s, 2037	152,029	17,495
IFB Ser. 04-51, Class XP, IO, 4.805s, 2034	397,779	42,870
IFB Ser. 03-66, Class SA, IO, 4.755s, 2033	214,623	25,538
IFB Ser. 04-17, Class ST, IO, 4.705s, 2034	51,219	6,502
IFB Ser. 08-7, Class SA, IO, 4.655s, 2038	776,900	100,540
IFB Ser. 08-36, Class YI, IO, 4.601s, 2036	594,000	64,969
IFB Ser. 07-W6, Class 5A2, IO, 4.395s, 2037	204,117	22,575
IFB Ser. 07-W4, Class 4A2, IO, 4.385s, 2037	962,295	100,211
IFB Ser. 07-W2, Class 3A2, IO, 4.385s, 2037	270,162	28,493
IFB Ser. 06-115, Class BI, IO, 4.365s, 2036	244,440	20,795
IFB Ser. 05-113, Class DI, IO, 4.335s, 2036	3,628,494	356,326
IFB Ser. 05-52, Class DC, IO, 4.305s, 2035	108,574	12,457
IFB Ser. 07-60, Class AX, IO, 4.255s, 2037	1,581,202	167,485
IFB Ser. 06-60, Class SI, IO, 4.255s, 2036	262,680	29,476
IFB Ser. 06-60, Class UI, IO, 4.255s, 2036	107,349	12,335
IFB Ser. 04-89, Class EI, IO, 4.255s, 2034	815,614	89,138
IFB Ser. 04-24, Class CS, IO, 4.255s, 2034	300,826	31,846
IFB Ser. 07-W7, Class 3A2, IO, 4.235s, 2037	369,127	36,380

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-122, Class SA, IO, 4.205s, 2028	$387,491	$27,330
IFB Ser. 03-122, Class SJ, IO, 4.205s, 2028	404,728	28,522
IFB Ser. 04-60, Class SW, IO, 4.155s, 2034	569,417	63,462
IFB Ser. 03-130, Class BS, IO, 4.155s, 2033	793,065	81,413
IFB Ser. 05-65, Class KI, IO, 4.105s, 2035	413,151	40,308
IFB Ser. 03-34, Class WS, IO, 4.105s, 2029	770,751	69,488
IFB Ser. 08-01, Class GI, IO, 4.065s, 2037	1,054,301	107,957
IFB Ser. 07-54, Class CI, IO, 3.865s, 2037	191,001	19,191
IFB Ser. 07-39, Class JI, IO, 3.865s, 2037	422,394	34,817
IFB Ser. 07-39, Class PI, IO, 3.865s, 2037	168,084	15,523
IFB Ser. 07-30, Class WI, IO, 3.865s, 2037	741,081	63,879
IFB Ser. 07-28, Class SE, IO, 3.855s, 2037	184,935	17,773
IFB Ser. 06-128, Class SH, IO, 3.855s, 2037	101,262	8,366
IFB Ser. 06-56, Class SM, IO, 3.855s, 2036	250,085	22,556
IFB Ser. 05-73, Class SI, IO, 3.855s, 2035	122,588	9,898
IFB Ser. 05-12, Class SC, IO, 3.855s, 2035	243,852	21,110
IFB Ser. 05-17, Class ES, IO, 3.855s, 2035	246,031	23,598
IFB Ser. 05-17, Class SY, IO, 3.855s, 2035	114,196	11,056
IFB Ser. 07-W5, Class 2A2, IO, 3.845s, 2037	98,857	8,489
IFB Ser. 07-30, Class IE, IO, 3.845s, 2037	491,017	56,474
IFB Ser. 06-123, Class CI, IO, 3.845s, 2037	416,795	40,271
IFB Ser. 06-123, Class UI, IO, 3.845s, 2037	573,179	54,765
IFB Ser. 05-82, Class SY, IO, 3.835s, 2035	486,335	43,701
IFB Ser. 05-45, Class EW, IO, 3.825s, 2035	801,218	65,905
IFB Ser. 05-45, Class SR, IO, 3.825s, 2035	692,103	62,033
IFB Ser. 07-15, Class BI, IO, 3.805s, 2037	947,840	89,839
IFB Ser. 06-126, Class CS, IO, 3.805s, 2037	274,063	23,653
IFB Ser. 06-16, Class SM, IO, 3.805s, 2036	173,772	17,008
IFB Ser. 05-95, Class CI, IO, 3.805s, 2035	282,685	28,682
IFB Ser. 05-84, Class SG, IO, 3.805s, 2035	459,734	45,983
IFB Ser. 05-57, Class NI, IO, 3.805s, 2035	92,048	8,131
IFB Ser. 05-54, Class SA, IO, 3.805s, 2035	475,021	40,551
IFB Ser. 05-23, Class SG, IO, 3.805s, 2035	369,459	35,405
IFB Ser. 05-29, Class SX, IO, 3.805s, 2035	318,160	29,437
IFB Ser. 05-29, Class SY, IO, 3.805s, 2035	1,099,860	113,086
IFB Ser. 05-104, Class NI, IO, 3.805s, 2035	316,823	30,123
IFB Ser. 05-17, Class SA, IO, 3.805s, 2035	321,317	30,613
IFB Ser. 05-17, Class SE, IO, 3.805s, 2035	347,207	32,716
IFB Ser. 05-57, Class DI, IO, 3.805s, 2035	761,480	66,513
IFB Ser. 04-92, Class S, IO, 3.805s, 2034	1,009,505	88,174
IFB Ser. 06-104, Class EI, IO, 3.795s, 2036	392,283	37,818
IFB Ser. 05-83, Class QI, IO, 3.795s, 2035	83,074	9,353
IFB Ser. 06-128, Class GS, IO, 3.785s, 2037	212,887	20,684
IFB Ser. 05-83, Class SL, IO, 3.775s, 2035	806,179	71,933
IFB Ser. 06-114, Class IS, IO, 3.755s, 2036	206,887	17,397
IFB Ser. 06-116, Class LS, IO, 3.755s, 2036	86,723	7,955
IFB Ser. 04-92, Class SQ, IO, 3.755s, 2034	419,216	41,594
IFB Ser. 06-115, Class IE, IO, 3.745s, 2036	159,397	15,593
IFB Ser. 06-117, Class SA, IO, 3.745s, 2036	237,274	20,721

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-109, Class SH, IO, 3.725s, 2036	$210,617	$21,932
IFB Ser. 06-111, Class SA, IO, 3.725s, 2036	1,373,518	132,393
IFB Ser. 07-W6, Class 4A2, IO, 3.705s, 2037	825,435	74,766
IFB Ser. 06-128, Class SC, IO, 3.705s, 2037	200,551	17,796
IFB Ser. 06-43, Class SI, IO, 3.705s, 2036	881,304	75,345
IFB Ser. 06-44, Class IS, IO, 3.705s, 2036	109,084	9,097
IFB Ser. 06-8, Class JH, IO, 3.705s, 2036	721,836	71,629
IFB Ser. 06-8, Class PS, IO, 3.705s, 2036	454,592	48,379
IFB Ser. 05-122, Class SG, IO, 3.705s, 2035	175,240	16,940
IFB Ser. 06-92, Class LI, IO, 3.685s, 2036	232,674	20,940
IFB Ser. 06-85, Class TS, IO, 3.665s, 2036	312,669	25,659
IFB Ser. 06-61, Class SE, IO, 3.655s, 2036	119,110	8,889
IFB Ser. 07-75, Class PI, IO, 3.645s, 2037	290,632	24,646
IFB Ser. 07-76, Class SA, IO, 3.645s, 2037	302,667	21,121
IFB Ser. 07-W7, Class 2A2, IO, 3.635s, 2037	649,436	57,085
IFB Ser. 07-88, Class MI, IO, 3 5/8s, 2037	195,864	13,906
IFB Ser. 08-10, Class AI, IO, 3.605s, 2038	803,492	50,918
IFB Ser. 07-116, Class IA, IO, 3.605s, 2037	994,670	83,004
IFB Ser. 07-103, Class AI, IO, 3.605s, 2037	1,094,009	94,999
IFB Ser. 07-1, Class NI, IO, 3.605s, 2037	648,726	56,755
IFB Ser. 03-124, Class ST, IO, 3.605s, 2034	143,427	12,792
IFB Ser. 07-15, Class NI, IO, 3.605s, 2022	328,692	26,244
IFB Ser. 07-106, Class SM, IO, 3.565s, 2037	553,166	43,237
IFB Ser. 08-3, Class SC, IO, 3.555s, 2038	102,626	9,052
IFB Ser. 07-109, Class XI, IO, 3.555s, 2037	196,600	17,243
IFB Ser. 07-109, Class YI, IO, 3.555s, 2037	247,676	19,597
IFB Ser. 07-W8, Class 2A2, IO, 3.555s, 2037	474,324	40,951
IFB Ser. 07-88, Class JI, IO, 3.555s, 2037	178,149	15,724
IFB Ser. 06-79, Class SH, IO, 3.555s, 2036	388,049	36,948
IFB Ser. 07-54, Class KI, IO, 3.545s, 2037	127,438	9,774
IFB Ser. 07-30, Class JS, IO, 3.545s, 2037	418,833	36,409
IFB Ser. 07-W2, Class 1A2, IO, 3.535s, 2037	212,255	18,102
IFB Ser. 07-106, Class SN, IO, 3.515s, 2037	282,169	21,393
IFB Ser. 07-54, Class IA, IO, 3.515s, 2037	223,287	19,888
IFB Ser. 07-54, Class IB, IO, 3.515s, 2037	223,287	19,625
IFB Ser. 07-54, Class IC, IO, 3.515s, 2037	223,287	19,625
IFB Ser. 07-54, Class ID, IO, 3.515s, 2037	223,287	19,625
IFB Ser. 07-54, Class IE, IO, 3.515s, 2037	223,287	19,625
IFB Ser. 07-54, Class IF, IO, 3.515s, 2037	331,740	28,921
IFB Ser. 07-54, Class NI, IO, 3.515s, 2037	197,382	16,690
IFB Ser. 07-54, Class UI, IO, 3.515s, 2037	270,940	26,006
IFB Ser. 07-109, Class AI, IO, 3.505s, 2037	988,818	82,879
IFB Ser. 07-91, Class AS, IO, 3.505s, 2037	189,582	15,265
IFB Ser. 07-91, Class HS, IO, 3.505s, 2037	201,676	15,835
IFB Ser. 07-15, Class CI, IO, 3.485s, 2037	770,462	66,874
IFB Ser. 06-123, Class BI, IO, 3.485s, 2037	1,012,215	85,289
IFB Ser. 06-115, Class JI, IO, 3.485s, 2036	562,478	48,738
IFB Ser. 07-109, Class PI, IO, 3.455s, 2037	270,498	21,792
IFB Ser. 06-123, Class LI, IO, 3.425s, 2037	374,265	30,854

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 08-11, Class SC, IO, 3.385s, 2038	$391,252	$34,806
IFB Ser. 08-1, Class DI, IO, 3.365s, 2038	324,479	23,096
IFB Ser. 08-1, Class NI, IO, 3.355s, 2037	481,546	33,726
IFB Ser. 07-116, Class BI, IO, 3.355s, 2037	922,515	67,548
IFB Ser. 08-01, Class AI, IO, 3.355s, 2037	1,269,854	100,685
IFB Ser. 08-10, Class GI, IO, 3.335s, 2038	177,030	13,594
IFB Ser. 08-13, Class SA, IO, 3.325s, 2038	1,239,227	93,254
IFB Ser. 08-1, Class HI, IO, 3.305s, 2037	598,094	45,719
IFB Ser. 07-39, Class AI, IO, 3.225s, 2037	385,102	28,717
IFB Ser. 07-32, Class SD, IO, 3.215s, 2037	262,754	19,553
IFB Ser. 07-30, Class UI, IO, 3.205s, 2037	218,017	17,282
IFB Ser. 07-32, Class SC, IO, 3.205s, 2037	350,042	26,094
IFB Ser. 07-1, Class CI, IO, 3.205s, 2037	252,021	19,478
IFB Ser. 05-74, Class SE, IO, 3.205s, 2035	916,195	61,884
IFB Ser. 05-82, Class SI, IO, 3.205s, 2035	932,702	63,837
IFB Ser. 05-14, Class SE, IO, 3.155s, 2035	392,816	26,950
IFB Ser. 08-33, Class SA, IO, 3.105s, 2038	372,537	26,379
IFB Ser. 05-58, Class IK, IO, 3.105s, 2035	337,414	30,213
IFB Ser. 08-1, Class BI, IO, 3.015s, 2038	1,564,369	91,452
IFB Ser. 07-75, Class ID, IO, 2.975s, 2037	238,028	17,257
Ser. 02-T4, Class A4, 9 1/2s, 2041	306,835	343,423
Ser. 01-T10, Class A2, 7 1/2s, 2041	117,369	125,866
Ser. 02-T4, Class A3, 7 1/2s, 2041	103,583	111,068
Ser. 01-T12, Class A2, 7 1/2s, 2041	125,064	134,021
Ser. 99-T2, Class A1, 7 1/2s, 2039	231,482	253,155
Ser. 00-T6, Class A1, 7 1/2s, 2030	104,611	111,393
Ser. 02-26, Class A1, 7s, 2048	87,059	92,753
Ser. 03-W8, Class 2A, 7s, 2042	328,545	350,888
Ser. 02-T16, Class A2, 7s, 2042	488,748	522,134
Ser. 02-14, Class A1, 7s, 2042	137,900	146,569
Ser. 381, Class 14, IO, 6 1/2s, 2037	130,711	25,264
Ser. 381, Class 15, IO, 6 1/2s, 2037	87,993	17,390
Ser. 371, Class 2, IO, 6 1/2s, 2036	6,650,701	1,463,852
Ser. 363, Class 2, IO, 5 1/2s, 2035	497,187	116,929
Ser. 06-104, Class SG, IO, 3.705s, 2036	78,102	6,320
Ser. 03-W10, Class 1, IO, 1.925s, 2043	961,178	49,805
Ser. 03-W8, Class 12, IO, 1.634s, 2042	2,057,953	98,160
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	809,635	52,190
Ser. 02-T18, IO, 0.515s, 2042	5,689,863	87,418
Ser. 02-T4, IO, 0.451s, 2041	318,437	3,603
Ser. 02-26, IO, 0.23s, 2048	14,733,431	102,648
Ser. 08-33, Principal only (PO), zero %, 2038	99,343	72,638
Ser. 07-64, Class LO, PO, zero %, 2037	125,233	101,548
Ser. 06-81, Class OP, PO, zero %, 2036	81,541	62,703
Ser. 04-38, Class AO, PO, zero %, 2034	372,282	271,686
Ser. 04-61, Class CO, PO, zero %, 2031	230,996	195,374
Ser. 07-31, Class TS, IO, zero %, 2009	598,484	15,535
Ser. 07-15, Class IM, IO, zero %, 2009	238,917	5,604
Ser. 07-16, Class TS, IO, zero %, 2009	972,760	24,071

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 5.205s, 2043	$148,050	$17,766
Ser. T-42, Class A5, 7 1/2s, 2042	37,237	40,004
Ser. T-60, Class 1A2, 7s, 2044	388,359	415,289
Ser. T-41, Class 2A, 7s, 2032	24,553	26,066
FFCA Secured Lending Corp. Ser. 99-1A, Class C1, 7.59s, 2025	225,000	168,908
First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E,
7.909s, 2039	105,361	105,361
First Horizon Alternative Mortgage Securities FRB Ser. 05-AA10,
Class 2A1, 5 3/4s, 2035 (F)	173,279	139,353
First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	224,298
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	110,864
First Union-Lehman Brothers-Bank of America 144A Ser. 98-C2,
Class G, 7s, 2035 (F)	285,000	273,357
Freddie Mac
FRB Ser. 3327, Class YF, zero %, 2037	151,588	150,722
FRB Ser. 3241, Class FH, zero %, 2036	96,588	92,415
FRB Ser. 3130, Class JF, zero %, 2036	80,076	76,112
FRB Ser. 3326, Class WF, zero %, 2035	277,221	253,629
FRB Ser. 3003, Class XF, zero %, 2035	188,748	176,330
IFB Ser. 3339, Class WS, 26.348s, 2037	106,291	145,756
IFB Ser. 3339, Class JS, 25.181s, 2037	95,044	122,120
IFB Ser. 3202, Class HM, 19.67s, 2036	82,488	101,462
IFB Ser. 3153, Class SX, 19.67s, 2036	128,073	157,744
IFB Ser. 3153, Class JS, 19.52s, 2036	80,632	98,945
IFB Ser. 3182, Class PS, 17.736s, 2032	156,835	192,897
IFB Ser. 3182, Class SP, 17.736s, 2032	81,161	91,513
IFB Ser. 3393, Class JS, 16.963s, 2032	117,000	126,522
IFB Ser. 3081, Class DC, 16.938s, 2035	102,022	119,809
IFB Ser. 3360, Class SC, 15.349s, 2037	143,005	154,402
IFB Ser. 3408, Class EK, 14.864s, 2037	401,860	435,578
IFB Ser. 2976, Class KL, 14.425s, 2035	198,978	222,836
IFB Ser. 2990, Class DP, 14.315s, 2034	164,709	182,498
IFB Ser. 3153, Class UT, 14.058s, 2036	82,368	89,105
IFB Ser. 3149, Class SU, 12.194s, 2036	81,308	84,990
IFB Ser. 3065, Class DC, 11.712s, 2035	166,318	175,895
IFB Ser. 3012, Class FS, 10.085s, 2035	78,538	79,504
IFB Ser. 2990, Class WP, 10.021s, 2035	116,856	121,970
IFB Ser. 2990, Class LB, 10.004s, 2034	205,741	207,546
IFB Ser. 3031, Class BS, 9.935s, 2035	225,895	229,376
IFB Ser. 2927, Class SI, IO, 5.784s, 2035	275,309	39,258
IFB Ser. 2828, Class GI, IO, 4.784s, 2034	315,770	37,638
IFB Ser. 3184, Class SP, IO, 4.634s, 2033	299,803	29,944
IFB Ser. 2869, Class SH, IO, 4.584s, 2034	150,031	11,390
IFB Ser. 2869, Class JS, IO, 4.534s, 2034	710,680	59,061
IFB Ser. 2777, Class SJ, IO, 4.534s, 2017	331,429	24,262
IFB Ser. 2882, Class LS, IO, 4.484s, 2034	297,442	33,071
IFB Ser. 3203, Class SH, IO, 4.424s, 2036	170,964	19,618

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2815, Class PT, IO, 4.334s, 2032	$318,020	$29,466
IFB Ser. 2594, Class SE, IO, 4.334s, 2030	261,723	18,438
IFB Ser. 2828, Class TI, IO, 4.334s, 2030	144,077	13,724
IFB Ser. 3397, Class GS, IO, 4.284s, 2037	189,853	15,294
IFB Ser. 3311, Class BI, IO, 4.044s, 2037	538,781	44,666
IFB Ser. 3297, Class BI, IO, 4.044s, 2037	668,172	66,543
IFB Ser. 3284, Class IV, IO, 4.034s, 2037	173,540	18,050
IFB Ser. 3287, Class SD, IO, 4.034s, 2037	269,139	24,413
IFB Ser. 3281, Class BI, IO, 4.034s, 2037	129,511	12,335
IFB Ser. 3281, Class CI, IO, 4.034s, 2037	290,235	23,729
IFB Ser. 3249, Class SI, IO, 4.034s, 2036	92,997	9,756
IFB Ser. 3028, Class ES, IO, 4.034s, 2035	763,708	77,994
IFB Ser. 2922, Class SE, IO, 4.034s, 2035	387,913	32,225
IFB Ser. 3045, Class DI, IO, 4.014s, 2035	178,376	14,919
IFB Ser. 3236, Class ES, IO, 3.984s, 2036	201,746	16,485
IFB Ser. 3136, Class NS, IO, 3.984s, 2036	188,336	16,934
IFB Ser. 3118, Class SD, IO, 3.984s, 2036	629,949	43,481
IFB Ser. 3054, Class CS, IO, 3.984s, 2035	152,751	10,586
IFB Ser. 3107, Class DC, IO, 3.984s, 2035	373,967	38,662
IFB Ser. 3066, Class SI, IO, 3.984s, 2035	524,405	53,680
IFB Ser. 2927, Class ES, IO, 3.984s, 2035	216,230	16,152
IFB Ser. 2950, Class SM, IO, 3.984s, 2016	409,275	35,387
IFB Ser. 3256, Class S, IO, 3.974s, 2036	327,515	32,043
IFB Ser. 3031, Class BI, IO, 3.974s, 2035	152,223	17,395
IFB Ser. 3370, Class TS, IO, 3.954s, 2037	642,955	54,174
IFB Ser. 3244, Class SB, IO, 3.944s, 2036	183,437	16,907
IFB Ser. 3244, Class SG, IO, 3.944s, 2036	213,892	20,610
IFB Ser. 3236, Class IS, IO, 3.934s, 2036	339,975	30,213
IFB Ser. 3033, Class SG, IO, 3.934s, 2035	166,821	19,246
IFB Ser. 2962, Class BS, IO, 3.934s, 2035	919,863	76,603
IFB Ser. 3114, Class TS, IO, 3.934s, 2030	992,340	79,818
IFB Ser. 3128, Class JI, IO, 3.914s, 2036	168,678	16,215
IFB Ser. 2990, Class LI, IO, 3.914s, 2034	304,876	30,950
IFB Ser. 3240, Class S, IO, 3.904s, 2036	656,495	59,880
IFB Ser. 3153, Class JI, IO, 3.904s, 2036	332,661	28,353
IFB Ser. 3065, Class DI, IO, 3.904s, 2035	115,766	12,976
IFB Ser. 3145, Class GI, IO, 3.884s, 2036	138,216	14,080
IFB Ser. 3114, Class GI, IO, 3.884s, 2036	157,036	18,384
IFB Ser. 2877, Class WS, IO, 3.884s, 2034	696,221	46,389
IFB Ser. 3339, Class JI, IO, 3.874s, 2037	704,388	55,532
IFB Ser. 3218, Class AS, IO, 3.864s, 2036	236,920	19,251
IFB Ser. 3221, Class SI, IO, 3.864s, 2036	275,283	23,745
IFB Ser. 3153, Class UI, IO, 3.854s, 2036	504,719	56,244
IFB Ser. 3424, Class XI, IO, 3.854s, 2036	670,000	60,405
IFB Ser. 3202, Class PI, IO, 3.824s, 2036	752,716	66,723
IFB Ser. 3355, Class MI, IO, 3.784s, 2037	203,261	16,859
IFB Ser. 3201, Class SG, IO, 3.784s, 2036	347,497	30,798
IFB Ser. 3203, Class SE, IO, 3.784s, 2036	311,339	26,821
IFB Ser. 3171, Class PS, IO, 3.769s, 2036	302,120	26,816

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3284, Class BI, IO, 3.734s, 2037	$211,024	$17,683
IFB Ser. 3260, Class SA, IO, 3.734s, 2037	235,586	15,660
IFB Ser. 3281, Class AI, IO, 3.714s, 2037	784,074	69,008
IFB Ser. 3261, Class SA, IO, 3.714s, 2037	782,419	69,684
IFB Ser. 3311, Class EI, IO, 3.694s, 2037	220,213	18,226
IFB Ser. 3311, Class IA, IO, 3.694s, 2037	315,671	28,638
IFB Ser. 3311, Class IB, IO, 3.694s, 2037	315,671	28,638
IFB Ser. 3311, Class IC, IO, 3.694s, 2037	315,671	28,638
IFB Ser. 3311, Class ID, IO, 3.694s, 2037	315,671	28,638
IFB Ser. 3311, Class IE, IO, 3.694s, 2037	455,970	41,366
IFB Ser. 3311, Class PI, IO, 3.694s, 2037	441,064	43,900
IFB Ser. 3265, Class SC, IO, 3.694s, 2037	942,122	74,781
IFB Ser. 3375, Class MS, IO, 3.684s, 2037	870,163	68,264
IFB Ser. 3240, Class GS, IO, 3.664s, 2036	391,102	33,385
IFB Ser. 3424, Class TI, IO, 3.664s, 2035	1,157,000	84,968
IFB Ser. 3408, Class BI, IO, 3.544s, 2038	320,703	21,846
IFB Ser. 3339, Class TI, IO, 3.424s, 2037	369,220	29,735
IFB Ser. 3284, Class CI, IO, 3.404s, 2037	592,360	46,541
IFB Ser. 3016, Class SQ, IO, 3.394s, 2035	296,142	17,877
Ser. 246, PO, zero %, 2037	187,456	152,555
Ser. 3300, PO, zero %, 2037	102,450	81,741
Ser. 239, PO, zero %, 2036	762,056	609,764
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	41,000	38,148
Ser. 07-C1, Class XC, IO, 0.046s, 2019	16,560,663	89,212
Government National Mortgage Association
FRB Ser. 07-49, Class UF, zero %, 2037	47,026	45,716
FRB Ser. 07-33, Class TB, zero %, 2037	594,168	549,650
FRB Ser. 07-35, Class UF, zero %, 2037	66,034	67,511
FRB Ser. 07-6, Class TD, zero %, 2037	558,629	523,147
IFB Ser. 07-26, Class WS, 40.8s, 2037	118,560	191,045
IFB Ser. 07-38, Class AS, 29.975s, 2037	260,963	355,588
IFB Ser. 07-44, Class SP, 21.809s, 2036	108,870	136,405
IFB Ser. 05-84, Class SL, 11.79s, 2035	215,725	224,155
IFB Ser. 05-7, Class JM, 10.709s, 2034	194,536	205,363
IFB Ser. 08-29, Class SA, IO, 4.98s, 2038	1,093,263	102,493
IFB Ser. 06-61, Class SM, IO, 4.58s, 2036	357,177	29,038
IFB Ser. 06-62, Class SI, IO, 4.58s, 2036	251,002	20,099
IFB Ser. 07-1, Class SL, IO, 4.56s, 2037	115,374	9,583
IFB Ser. 07-1, Class SM, IO, 4.55s, 2037	115,374	9,556
IFB Ser. 06-62, Class SA, IO, 4.54s, 2036	298,546	24,067
IFB Ser. 06-64, Class SB, IO, 4.54s, 2036	297,016	23,618
IFB Ser. 04-59, Class SC, IO, 4.487s, 2034	152,142	15,980
IFB Ser. 04-26, Class IS, IO, 4.487s, 2034	313,677	23,657
IFB Ser. 07-47, Class SA, IO, 4.387s, 2036	382,228	40,216
IFB Ser. 07-35, Class NY, IO, 4.187s, 2035	385,000	31,717
IFB Ser. 07-36, Class SW, IO, 4.1s, 2035	282,000	22,382
IFB Ser. 07-26, Class SD, IO, 4.087s, 2037	368,644	28,385
IFB Ser. 07-26, Class SG, IO, 4.05s, 2037	359,589	30,628

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-9, Class BI, IO, 4.02s, 2037	$753,929	$56,170
IFB Ser. 07-31, Class CI, IO, 4.01s, 2037	163,109	11,532
IFB Ser. 07-25, Class SA, IO, 4s, 2037	263,833	18,621
IFB Ser. 07-25, Class SB, IO, 4s, 2037	514,796	38,074
IFB Ser. 07-22, Class S, IO, 4s, 2037	193,363	18,912
IFB Ser. 07-11, Class SA, IO, 4s, 2037	193,011	15,075
IFB Ser. 07-14, Class SB, IO, 4s, 2037	183,754	14,964
IFB Ser. 05-84, Class AS, IO, 4s, 2035	587,340	47,859
IFB Ser. 07-40, Class SB, IO, 3.95s, 2037	833,281	60,934
IFB Ser. 07-51, Class SJ, IO, 3.95s, 2037	234,136	22,239
IFB Ser. 07-48, Class SB, IO, 3.937s, 2037	311,411	20,429
IFB Ser. 07-53, Class SY, IO, 3.935s, 2037	666,391	64,327
IFB Ser. 07-58, Class PS, IO, 3.9s, 2037	837,135	72,219
IFB Ser. 04-88, Class S, IO, 3.9s, 2032	339,439	20,075
IFB Ser. 07-59, Class PS, IO, 3.87s, 2037	181,543	14,651
IFB Ser. 07-59, Class SP, IO, 3.87s, 2037	98,131	7,968
IFB Ser. 07-74, Class SI, IO, 3.857s, 2037	430,511	29,598
IFB Ser. 06-38, Class SG, IO, 3.85s, 2033	763,860	50,626
IFB Ser. 07-17, Class AI, IO, 3.837s, 2037	828,867	70,359
IFB Ser. 07-78, Class SA, IO, 3.817s, 2037	719,897	50,945
IFB Ser. 07-53, Class SG, IO, 3.8s, 2037	145,467	9,530
IFB Ser. 08-2, Class SM, IO, 3.787s, 2038	1,024,301	74,956
IFB Ser. 07-9, Class AI, IO, 3.787s, 2037	305,862	23,114
IFB Ser. 07-51, Class SG, IO, 3.78s, 2037	1,250,599	86,310
IFB Ser. 08-3, Class SA, IO, 3 3/4s, 2038	451,809	28,409
IFB Ser. 07-79, Class SY, IO, 3 3/4s, 2037	1,024,409	63,274
IFB Ser. 07-64, Class AI, IO, 3 3/4s, 2037	345,166	23,086
IFB Ser. 07-53, Class ES, IO, 3 3/4s, 2037	228,419	13,286
IFB Ser. 08-2, Class SB, IO, 3.72s, 2038	1,426,858	87,114
IFB Ser. 08-4, Class SA, IO, 3.716s, 2038	2,226,974	138,400
IFB Ser. 07-9, Class DI, IO, 3.71s, 2037	381,701	25,819
IFB Ser. 07-57, Class QA, IO, 3.7s, 2037	507,133	30,469
IFB Ser. 07-58, Class SA, IO, 3.7s, 2037	1,430,974	87,649
IFB Ser. 07-58, Class SC, IO, 3.7s, 2037	415,200	22,510
IFB Ser. 07-59, Class SA, IO, 3.7s, 2037	1,530,459	91,124
IFB Ser. 07-61, Class SA, IO, 3.7s, 2037	273,313	16,652
IFB Ser. 07-53, Class SC, IO, 3.7s, 2037	245,202	14,246
IFB Ser. 06-26, Class S, IO, 3.7s, 2036	2,246,853	170,425
IFB Ser. 07-58, Class SD, IO, 3.69s, 2037	357,065	19,071
IFB Ser. 08-9, Class SK, IO, 3.68s, 2038	1,134,048	90,547
IFB Ser. 07-59, Class SD, IO, 3.67s, 2037	129,934	7,559
IFB Ser. 07-36, Class SG, IO, 3.67s, 2037	5,548,339	416,125
IFB Ser. 05-71, Class SA, IO, 3.647s, 2035	716,982	51,993
IFB Ser. 05-65, Class SI, IO, 3.55s, 2035	169,398	13,185
IFB Ser. 06-16, Class SX, IO, 3.49s, 2036	788,288	52,496
IFB Ser. 07-25, Class KS, IO, 3.487s, 2037	321,817	27,308
IFB Ser. 07-21, Class S, IO, 3.487s, 2037	412,593	24,646
IFB Ser. 07-31, Class AI, IO, 3.467s, 2037	240,788	22,906
IFB Ser. 07-17, Class IB, IO, 3.45s, 2037	162,157	11,406

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 06-14, Class S, IO, 3.45s, 2036	$290,670	$20,701
IFB Ser. 05-57, Class PS, IO, 3.45s, 2035	485,888	37,644
IFB Ser. 06-11, Class ST, IO, 3.44s, 2036	183,227	12,466
IFB Ser. 07-62, Class S, IO, 3.437s, 2037	496,216	29,308
IFB Ser. 07-27, Class SD, IO, 3.4s, 2037	187,586	10,843
IFB Ser. 07-19, Class SJ, IO, 3.4s, 2037	317,355	17,784
IFB Ser. 07-23, Class ST, IO, 3.4s, 2037	400,648	21,207
IFB Ser. 07-9, Class CI, IO, 3.4s, 2037	496,412	29,363
IFB Ser. 07-7, Class EI, IO, 3.4s, 2037	186,636	10,434
IFB Ser. 07-7, Class JI, IO, 3.4s, 2037	516,791	35,216
IFB Ser. 07-1, Class S, IO, 3.4s, 2037	418,133	23,521
IFB Ser. 07-3, Class SA, IO, 3.4s, 2037	399,298	22,373
IFB Ser. 07-43, Class SC, IO, 3.387s, 2037	275,938	16,038
IFB Ser. 05-17, Class S, IO, 3.38s, 2035	398,171	28,121
IFB Ser. 05-3, Class SN, IO, 3.3s, 2035	1,087,510	69,159
IFB Ser. 04-41, Class SG, IO, 3.2s, 2034	1,162,158	56,573
Government National Mortgage Association 144A IFB
Ser. 06-GG8, Class X, IO, 0.857s, 2039 (F)	2,050,079	61,408
Greenpoint Mortgage Funding Trust Ser. 05-AR1, Class X1, IO,
4.287s, 2045	494,543	12,993
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045	170,000	167,217
Ser. 06-GG6, Class A2, 5.506s, 2038	272,000	273,518
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	99,000	97,848
Ser. 03-C1, Class X1, IO, 0.258s, 2040	4,895,830	98,612
IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
3.005s, 2037	411,170	364,914
IndyMac Indx Mortgage Loan Trust FRB Ser. 07-AR11, Class 1A1,
5.654s, 2037 (F)	377,099	268,631
JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.261s, 2051	14,000	13,105
FRB Ser. 07-LD12, Class A3, 6.189s, 2051	72,000	71,382
FRB Ser. 07-LD11, Class A3, 6.007s, 2049	213,000	210,009
Ser. 07-CB20, Class A3, 5.863s, 2051	422,000	413,492
Ser. 06-CB15, Class A4, 5.814s, 2043	317,000	320,223
Ser. 07-CB20, Class A4, 5.794s, 2051	276,000	272,249
Ser. 06-CB14, Class A4, 5.481s, 2044	68,000	67,193
Ser. 05-LDP2, Class AM, 4.78s, 2042	50,000	41,276
Ser. 06-LDP8, Class X, IO, 0.762s, 2045	2,719,355	87,563
Ser. 06-CB17, Class X, IO, 0.702s, 2043	2,422,185	74,192
Ser. 07-LDPX, Class X, IO, 0.526s, 2049	4,786,606	89,375
Ser. 06-CB16, Class X1, IO, 0.087s, 2045	3,100,777	37,829
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	48,143,731	37,612
JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 05-LDP1, Class X1, IO, 0.158s, 2046	1,356,577	10,863
Ser. 07-CB20, Class X1, IO, 0.068s, 2051	8,332,577	95,075
LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	99,670

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 04-C7, Class A6, 4.786s, 2029	$128,000	$121,866
Ser. 07-C2, Class XW, IO, 0.73s, 2040	1,054,158	32,994
Ser. 07-C7, Class XW, IO, 0.526s, 2045	2,977,394	72,351
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	1,747,120	64,961
Ser. 03-C5, Class XCL, IO, 0.86s, 2037	1,612,007	25,844
Ser. 05-C2, Class XCL, IO, 0.151s, 2040	5,910,085	52,846
Ser. 06-C1, Class XCL, IO, 0.106s, 2041	12,361,155	115,732
Ser. 06-C7, Class XCL, IO, 0.095s, 2038	3,202,886	30,722
Ser. 07-C7, Class XCL, IO, 0.086s, 2045	1,257,744	13,584
Ser. 07-C2, Class XCL, IO, 0.074s, 2040	9,061,760	117,803
Lehman Brothers Floating Rate Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 3.666s, 2017	66,000	60,390
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 23.55s, 2036	74,454	89,182
IFB Ser. 07-5, Class 4A3, 22.71s, 2036	144,201	167,866
IFB Ser. 07-4, Class 3A2, IO, 4.305s, 2037	238,632	21,299
IFB Ser. 06-5, Class 2A2, IO, 4.255s, 2036	509,639	38,688
IFB Ser. 07-4, Class 2A2, IO, 3.775s, 2037	921,134	76,090
IFB Ser. 06-9, Class 2A2, IO, 3.725s, 2037	678,935	60,398
IFB Ser. 06-6, Class 1A3, IO, 3.605s, 2036	1,079,383	77,774
IFB Ser. 07-5, Class 10A2, IO, 3.445s, 2037	458,148	28,555
Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012	377,079	367,689
Mach One Commercial Mortgage Trust 144A Ser. 04-1A,
Class H, 6.566s, 2040 (Canada)	156,000	62,400
MASTR Adjustable Rate Mortgages Trust
FRB Ser. 04-13, Class 3A6, 3.787s, 2034	224,000	213,043
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	173,236	1,313
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	416,726	727
Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.062s, 2049	6,027,576	66,398
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 3.216s, 2022	270,899	230,264
Ser. 06-1, Class X1A, IO, 1.527s, 2022	4,721,182	38,728
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.102s, 2030	49,000	50,873
FRB Ser. 05-A9, Class 3A1, 5.275s, 2035	355,940	339,922
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.023s, 2050	118,000	116,861
FRB Ser. 07-C1, Class A4, 6.023s, 2050	127,000	126,352
Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	503,000	505,391
FRB Ser. 07-8, Class A2, 6.119s, 2049	205,000	203,937
Ser. 07-9, Class A4, 5.748s, 2049	1,000,000	975,463
Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-3, Class XC, IO, 0.078s, 2046	4,117,306	52,702
Ser. 07-7, Class X, IO, 0.02s, 2050	16,892,431	52,789

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

		Principal amount	Value

Mezz Cap Commercial Mortgage Trust Ser. 07-C5, Class X,
4.867s, 2017		$217,920	$54,650
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043		69,000	70,210
FRB Ser. 06-IQ11, Class A4, 5.943s, 2042		317,000	309,109
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049		122,000	112,231
Ser. 98-CF1, Class E, 7.35s, 2032		256,000	247,086
Ser. 05-HQ6, Class A4A, 4.989s, 2042		293,000	293,502
Ser. 04-HQ4, Class A7, 4.97s, 2040		151,000	147,757
Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		360,000	198,000
Ser. 07-HQ13, Class X1, IO, 0.823s, 2044		4,976,875	128,055
Ser. 05-HQ5, Class X1, IO, 0.17s, 2042		2,034,468	13,346
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
5.448s, 2035		360,758	261,333
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E,
7.232s, 2030		78,000	78,863
Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034		36,369	41,166
Permanent Financing PLC 144A FRB Ser. 9A, Class 3A, 3.09s,
2033 (United Kingdom)		266,000	257,222
Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A,
2.793s, 2033 (United Kingdom)		323,000	308,497
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	66,562
Ser. 00-C2, Class J, 6.22s, 2033		76,000	70,331
Residential Asset Securitization Trust IFB
Ser. 07-A3, Class 2A2, IO, 3.795s, 2037		916,357	77,388
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 6.349s, 2038 (United Kingdom)	GBP	50,000	59,673
Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.799s, 2036		$709,437	29,897
Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		762,494	650,103
Ser. 05-9, Class AX, IO, 1.599s, 2035		1,629,825	44,005
Ser. 04-19, Class 2A1X, IO, 1.386s, 2035		581,093	8,716
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.605s, 2037		1,770,313	120,609
Ser. 07-4, Class 1A4, IO, 1s, 2037		1,770,313	46,643
Structured Asset Securities Corp. 144A
IFB Ser. 08-01, Class 1A2, IO, 3.184s, 2045		511,034	29,927
Ser. 07-RF1, Class 1A, IO, 2.659s, 2037		999,507	50,093
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014 (Ireland)	GBP	46,127	84,409
FRB Ser. 05-CT1A, Class D, 7.095s, 2014 (Ireland)	GBP	106,882	169,938
URSUS EPC 144A FRB Ser. 1-A, Class D, 6.938s,
2012 (Ireland)	GBP	54,830	101,335

COLLATERALIZED MORTGAGE OBLIGATIONS (38.6%)* continued

	Principal amount	Value

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	$395,000	$389,391
Ser. 07-C30, Class A3, 5.246s, 2043	4,090,000	4,027,276
Ser. 04-C15, Class A4, 4.803s, 2041	226,000	214,621
Ser. 07-C34, IO, 0.52s, 2046	2,293,995	52,120
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 6.016s, 2018	100,000	80,000
Ser. 07-C31, IO, 0.435s, 2047	8,207,546	132,059
Ser. 06-C27, Class XC, IO, 0.085s, 2045	3,539,509	33,625
WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	87,000	61,980
Ser. 06-SL1, Class X, IO, 1.005s, 2043	438,507	16,782
Ser. 07-SL2, Class X, IO, 0.852s, 2049	1,346,096	46,965
WAMU Mortgage Pass-Through Certificates FRB Ser. 04-AR1,
Class A, 4.229s, 2034	36,151	33,259
WAMU Mortgage Pass-Through Certificates 144A Ser. 04-RP1,
Class 1S, IO, 3.417s, 2034	581,989	40,448
Wells Fargo Mortgage Backed Securities Trust Ser. 05-AR12,
Class 2A5, 4.336s, 2035	1,520,000	1,376,788

Total collateralized mortgage obligations (cost $60,723,278)		$62,332,673

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (34.6%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from August 20, 2037
to October 20, 2037	$646,580	$672,722

U.S. Government Agency Mortgage Obligations (34.2%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021	142,501	147,049
5 1/2s, June 1, 2035	133,956	135,149
5 1/2s, April 1, 2020	145,882	149,113
Federal National Mortgage Association Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035	403,972	428,432
6 1/2s, with due dates from September 1, 2036
to November 1, 2037	460,613	477,274
6 1/2s, TBA, June 1, 2038	1,000,000	1,032,500
6 1/2s, TBA, May 1, 2038	2,000,000	2,069,688
6s, July 1, 2037	45,740	46,801
6s, with due dates from May 1, 2021 to October 1, 2021	392,574	404,919
6s, TBA, May 1, 2038	3,000,000	3,066,094
5 1/2s, with due dates from May 1, 2009 to March 1, 2021	462,909	470,498
5 1/2s, TBA, June 1, 2038	14,000,000	14,037,734
5 1/2s, TBA, May 1, 2038	26,000,000	26,134,061

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (34.6%)* continued

		Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage Association Pass-Through Certificates
5s, with due dates from May 1, 2020 to March 1, 2021		$53,590	$54,092
5s, TBA, May 1, 2038		6,000,000	5,895,937
4s, with due dates from May 1, 2019 to September 1, 2020		643,565	622,227
			55,171,568

Total U.S. government and agency mortgage obligations (cost $55,731,476)			$55,844,290

U.S. TREASURY OBLIGATIONS (0.5%)* (cost $751,995)

		Principal amount	Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030		$646,000	$803,463

FOREIGN GOVERNMENT BONDS AND NOTES (20.5%)*

		Principal amount	Value

Austria (Republic of ) notes Ser. EMTN, 3 3/8s, 2012	CHF	2,900,000	$2,866,949
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR	3,000,000	4,630,942
Canada (Government of ) bonds 5 3/4s, 2033	CAD	750,000	936,059
Denmark (Kingdom of ) bonds 6s, 2009	DKK	9,640,000	2,073,538
France (Government of ) bonds 4s, 2013	EUR	63	98
Ireland (Republic of ) bonds 5s, 2013	EUR	1,700,000	2,758,329
Italy (Republic of ) unsub. notes Ser. 11, Tranche 1,
3 1/8s, 2010	CHF	1,900,000	1,846,654
Japan (Government of ) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,029,962
Japan (Government of) CPI Linked bonds Ser. 12, 1.2s, 2017	JPY	70,195,000	669,586
Japan (Government of ) CPI Linked bonds Ser. 8, 1s, 2016	JPY	758,768,000	7,164,803
Netherlands (Government of ) bonds 5s, 2012	EUR	4,500,000	7,302,162
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	685,744
United Kingdom treasury bonds 4 1/4s, 2036	GBP	610,000	1,162,390

Total foreign government bonds and notes (cost $27,108,775)			$33,127,216

CORPORATE BONDS AND NOTES (11.0%)*

		Principal amount	Value

Basic Materials (—%)
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada) $		25,000	$25,500
Monsanto Co. company guaranty sr. unsec. notes
5 7/8s, 2038		25,000	24,669
Monsanto Co. sr. unsec. unsub. notes 5 1/8s, 2018		20,000	19,915
			70,084

Capital Goods (0.3%)
Bombardier, Inc. 144A unsec. notes 6 3/4s, 2012 (Canada)		375,000	382,500
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017		45,000	46,063
			428,563

CORPORATE BONDS AND NOTES (11.0%)* continued

		Principal amount	Value

Communication Services (0.9%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009		$100,000	$102,706
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031		31,000	38,157
AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011		385,000	416,495
AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		85,000	84,986
British Telecommunications PLC sr. unsec. notes 5.15s,
2013 (United Kingdom)		140,000	139,523
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)		105,000	107,153
Telefonica Emisones SAU company guaranty 6.221s,
2017 (Spain)		155,000	161,687
Telefonica Europe BV company guaranty 7 3/4s, 2010
(Netherlands)		150,000	160,883
Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016		80,000	80,691
Wind Acquisition Fin. SA notes 9 3/4s, 2015 (Netherlands)	EUR	80,000	131,743
			1,424,024

Conglomerates (0.1%)
General Electric Co. sr. unsec. notes 5 1/4s, 2017		$100,000	99,519
Honeywell International, Inc. sr. unsec. notes 5.3s, 2018		50,000	50,874
			150,393

Consumer Cyclicals (0.5%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		175,000	169,335
DaimlerChrysler NA Holding Corp. company guaranty
unsec. notes 7.2s, 2009		40,000	41,397
DaimlerChrysler NA Holding Corp. company guaranty
unsec. unsub. notes Ser. E, 5 3/4s, 2011		155,000	158,800
Harley-Davidson Funding Corp. company guaranty
5 1/4s, 2012		100,000	100,359
Pulte Homes, Inc. company guaranty 7 7/8s, 2011		168,000	163,800
Vulcan Materials Co. sr. unsec. unsub. notes 5.6s, 2012		65,000	65,472
			699,163

Consumer Staples (0.6%)
Campbell Soup Co. debs. 8 7/8s, 2021		50,000	66,574
Comcast Corp. company guaranty 5.9s, 2016		155,000	156,822
ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010		70,000	75,360
Cox Communications, Inc. 144A notes 5 7/8s, 2016		30,000	30,007
CVS Caremark, Corp. 144A pass-through certificates
6.117s, 2013		62,039	65,904
Echostar DBS Corp. sr. notes 5 3/4s, 2008		230,000	230,000
Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011		75,000	77,650
Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)		160,000	155,732
Time Warner Cable, Inc. company guaranty 5.85s, 2017		75,000	74,426
			932,475

Energy (0.1%)
Enterprise Products Operating, LLC company guaranty
sr. notes 6 1/2s, 2019		100,000	103,122
EOG Resources, Inc. sr. unsec. notes 5 7/8s, 2017		55,000	57,055

CORPORATE BONDS AND NOTES (11.0%)* continued

		Principal amount	Value

Energy continued
Nexen, Inc. unsec. unsub. notes 6.4s, 2037 (Canada)		$15,000	$14,669
XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018		55,000	54,496
			229,342

Financial (3.1%)
Allstate Life Global Funding Trusts notes Ser. MTN,
5 3/8s, 2013		90,000	91,354
Bank of America Corp. sr. unsec. notes 5.65s, 2018		380,000	379,405
Bank of New York Mellon Corp. (The) sr. unsec. unsub.
notes Ser. G, 4.95s, 2012		15,000	15,226
Barclays Bank PLC 144A sub. bonds FRB 7.7s, 2049
(United Kingdom)		330,000	336,600
Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012		115,000	120,610
Bosphorus Financial Services, Ltd. 144A sec. sr. notes
FRN 4.865s, 2012 (Cayman Islands)		275,000	264,829
Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 3.27s, 2009		60,000	54,217
CIT Group, Inc. sr. notes 5s, 2014		15,000	12,396
Citigroup, Inc. sub. notes 5s, 2014		110,000	104,837
General Electric Capital Corp. sr. unsec. notes 5 7/8s, 2038		600,000	572,056
General Electric Capital Corp. 144A sub. notes FRN
4 5/8s, 2066	EUR	90,000	121,247
Genworth Life Institutional Funding Trust notes Ser. MTN,
5 7/8s, 2013 ##		$60,000	60,684
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		30,000	29,611
HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)		320,000	313,805
iStar Financial, Inc. sr. unsec. notes Ser. B, 4 7/8s, 2009 (R)		25,000	23,563
JPMorgan Chase & Co. sr. notes 6s, 2018		175,000	181,388
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. I,
6.2s, 2014		115,000	115,714
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018		160,000	163,870
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. MTN,
5s, 2011		120,000	116,260
Lehman Brothers Holdings, Inc. sub. notes 6 3/4s, 2017		115,000	114,772
Lehman Brothers Holdings, Inc. sub. notes 5 3/4s, 2017		30,000	28,038
Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012		140,000	141,902
Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014		75,000	73,747
Merrill Lynch & Co., Inc. notes 5.45s, 2013		80,000	78,099
Merrill Lynch & Co., Inc. notes Ser. MTN, 6.15s, 2013		125,000	124,739
Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 3.12s, 2011		35,000	32,150
MetLife Capital Trust X 144A collateral trust FRB 9 1/4s, 2068		300,000	318,493
Monumental Global Funding, Ltd. 144A notes 5 1/2s, 2013
(Cayman Islands)		105,000	106,161
Nationwide Financial Services, Inc. notes 5 5/8s, 2015		35,000	34,936
Pacific Life Global Funding 144A notes 5.15s, 2013		95,000	95,696
Protective Life Secured Trusts sr. sec. notes 5.45s, 2012		40,000	40,102
Prudential Financial, Inc. notes Ser. MTN, 6s, 2017		20,000	20,215
Prudential Financial, Inc. sr. unsec. unsub. notes 5.15s, 2013		130,000	130,376

CORPORATE BONDS AND NOTES (11.0%)* continued

		Principal amount	Value

Financial continued
Unitrin, Inc. sr. notes 6s, 2017		$50,000	$45,903
VTB Capital SA 144A sec. notes 6.609s, 2012 (Luxembourg)		450,000	439,794
Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013		105,000	105,270
			5,008,065

Government (3.4%)
European Investment Bank supranational bank bonds 3 1/2s,
2014 (Luxembourg)	CHF	700,000	696,384
Norddeutsche Landesbank Girozentrale bonds Ser. 7, 5 3/4s,
2010 (Germany)	EUR	1,500,000	2,423,521
Oester Postspark Bawag foreign government guaranty
Ser. EMTN, 3 1/4s, 2011 (Austria)	CHF	2,375,000	2,331,342
			5,451,247

Health Care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		$260,000	255,437
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018		80,000	79,059
			334,496

Technology (0.1%)
Fiserv, Inc. company guaranty sr. unsec. unsub. notes
6.8s, 2017		60,000	61,177
Fiserv, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2012		60,000	60,958
Xerox Corp. sr. unsec. notes 6.35s, 2018		90,000	90,455
			212,590

Transportation (—%)
Canadian National Railway Co. sr. unsec. unsub. notes 5.55s,
2018 (Canada)		25,000	25,223
United AirLines, Inc. pass-through certificates 6.636s, 2022		48,641	43,371
			68,594

Utilities & Power (1.7%)
Abu Dhabi National Energy Co. 144A sr. notes 5.62s, 2012
(United Arab Emirates)		215,000	215,163
American Water Capital Corp. 144A sr. unsec. bonds
6.593s, 2037		35,000	33,695
American Water Capital Corp. 144A bonds 6.085s, 2017		40,000	39,786
Arizona Public Services Co. notes 6 1/2s, 2012		25,000	25,173
Bruce Mansfield Unit pass-through certificates 6.85s, 2034		110,000	112,294
CMS Energy Corp. unsub. notes 6.55s, 2017		5,000	4,869
Commonwealth Edison Co. 1st mtge. sec. bond 5.8s, 2018		70,000	69,989
Consumers Energy Co. 1st mtge. sec. bond 5.65s, 2018		50,000	49,916
Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017		55,000	56,565
E.ON International Finance BV 144A notes 5.8s, 2018
(Netherlands)		255,000	256,899
Enbridge Energy Partners LP 144A notes 6 1/2s, 2018		65,000	65,798

CORPORATE BONDS AND NOTES (11.0%)* continued

		Principal amount	Value

Utilities & Power continued
Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	$375,960
Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		$20,000	20,600
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	124,321
National Fuel Gas Co. notes 5 1/4s, 2013		40,000	38,538
Pacific Gas & Electric Co. unsec. bonds 4.2s, 2011		20,000	19,953
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009		150,000	154,377
Southern California Edison Co. 1st mtge. Ser. 08-A,
5.95s, 2038		15,000	15,119
Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018		75,000	75,711
Veolia Environnement sr. unsub. notes Ser. EMTN, 5 3/8s,
2018 (France)	EUR	505,000	760,896
West Penn Power Co. 1st mtge. 5.95s, 2017		$170,000	172,212
			2,687,834

Total corporate bonds and notes (cost $15,789,052)			$17,696,870

ASSET-BACKED SECURITIES (7.7%)*

		Principal amount	Value

Ace Securities Corp. FRB Ser. 06-OP2, Class A2C,
3.045s, 2036		$56,000	$36,400
Asset Backed Funding Corp. NIM Trust 144A FRB
Ser. 05-OPT1, Class B1, 5.395s, 2035		37,000	4,097
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
3.746s, 2011		80,000	79,400
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014		82,000	77,670
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 6.145s, 2034		81,000	54,418
FRB Ser. 06-EC1, Class M9, 4.895s, 2035		100,000	4,500
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 5.145s, 2036		100,000	8,795
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		172,632	115,852
Ser. 00-A, Class A2, 7.575s, 2030		33,315	19,867
Ser. 99-B, Class A-5, 7.44s, 2020		154,519	89,837
Ser. 99-B, Class A4, 7.3s, 2016		153,204	82,252
Ser. 99-B, Class A3, 7.18s, 2015		244,600	150,849
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011		5,466	5,363
Chase Credit Card Master Trust FRB Ser. 03-3, Class C,
3.796s, 2010		170,000	168,205
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 5.395s, 2035 (F)		76,000	10,609
FRB Ser. 05-HE4, Class M12, 4.945s, 2035 (F)		91,000	8,162
Conseco Finance Securitizations Corp.
FRB Ser. 02-1, Class M1A, 4.759s, 2033		418,000	372,340
Ser. 02-2, Class A, IO, 8 1/2s, 2033		295,412	24,988

ASSET-BACKED SECURITIES (7.7%)* continued

		Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032		$725,802	$610,581
Ser. 00-5, Class A7, 8.2s, 2032		192,000	149,595
Ser. 00-1, Class A5, 8.06s, 2031		132,169	107,883
Ser. 00-4, Class A5, 7.97s, 2032		45,124	33,827
Ser. 00-5, Class A6, 7.96s, 2032		105,616	83,252
Ser. 01-4, Class A4, 7.36s, 2033		257,174	245,052
Ser. 00-6, Class A5, 7.27s, 2031		32,960	28,880
Ser. 01-1, Class A5, 6.99s, 2032		379,327	369,757
Countrywide Asset Backed Certificates FRB Ser. 04-6,
Class 2A5, 3.285s, 2034		86,575	67,529
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034 (F)		12,495	3,749
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031		179,000	157,107
First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 3.045s, 2036		87,000	73,121
Fremont Home Loan Trust FRB Ser. 05-E, Class 2A4,
3.225s, 2036		124,000	106,008
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 (United Kingdom)	GBP	253,982	464,779
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	455,000	658,206
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$197,860	188,167
Ser. 94-4, Class B2, 8.6s, 2019		60,231	38,682
Ser. 99-5, Class A5, 7.86s, 2030		1,153,805	1,003,810
Ser. 95-4, Class B1, 7.3s, 2025		84,541	79,120
Ser. 97-6, Class M1, 7.21s, 2029		14,000	10,409
Ser. 99-3, Class A7, 6.74s, 2031		280,000	260,991
Ser. 99-3, Class A6, 6 1/2s, 2031		32,738	32,411
Ser. 99-1, Class A6, 6.37s, 2025		22,000	21,934
Ser. 99-1, Class A5, 6.11s, 2023		55,100	53,009
Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		537,835	463,806
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		170,180	169,997
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-1A, Class E, 4.695s, 2030 (Cayman Islands)		56,488	41,236
High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
3.628s, 2036 (Cayman Islands)		171,480	102,888
Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
3.225s, 2036		63,000	44,100
Lehman XS Trust
FRB Ser. 07-6, Class 2A1, 3.105s, 2037		633,483	456,678
IFB Ser. 07-3, Class 4B, IO, 3.795s, 2037		334,935	27,956
Ser. 07-6, Class 3A6, 6 1/2s, 2037		1,181,277	1,047,277
LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 5.645s,
2037 (Cayman Islands)		300,000	105,000
Long Beach Mortgage Loan Trust FRB Ser. 06-4, Class 2A4,
3.155s, 2036		59,000	29,882
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D, 6.684s,
2039 (United Kingdom)	GBP	200,000	367,486

ASSET-BACKED SECURITIES (7.7%)* continued

		Principal amount	Value

Marriott Vacation Club Owner Trust 144A Ser. 04-1A,
Class C, 5.265s, 2026		$15,800	$13,907
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 3.896s, 2010		170,000	168,953
Merrill Lynch Mortgage Investors, Inc. Ser. 04-WMC3,
Class B3, 5s, 2035		9,884	2,372
Morgan Stanley ABS Capital I FRB Ser. 04-HE8, Class B3,
6.095s, 2034		50,000	20,000
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 3.055s, 2036		74,000	64,461
FRB Ser. 06-2, Class A2C, 3.045s, 2036		74,000	53,173
Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		85,176	49,934
Ser. 99-D, Class A1, 7.84s, 2029		218,263	177,339
Ser. 00-A, Class A2, 7.765s, 2017		32,483	25,113
Ser. 00-D, Class A4, 7.4s, 2030		309,000	216,764
Ser. 02-B, Class A4, 7.09s, 2032		88,589	83,663
Ser. 01-D, Class A4, 6.93s, 2031		184,433	126,119
Ser. 01-E, Class A4, 6.81s, 2031		11,605	9,260
Ser. 01-C, Class A2, 5.92s, 2017		103,389	41,120
Ser. 01-D, Class A3, 5.9s, 2022		63,015	47,450
Ser. 02-C, Class A1, 5.41s, 2032		283,305	252,028
Ser. 01-E, Class A2, 5.05s, 2019		267,688	192,735
Ser. 02-A, Class A2, 5.01s, 2020		140,480	114,956
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030		61,934	51,155
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 9.588s, 2018 (Ireland)		50,000	44,000
FRB Ser. 05-A, Class E, 7.688s, 2012 (Ireland)		53,000	42,665
People’s Financial Realty Mortgage Securities Trust FRB
Ser. 06-1, Class 1A2, 3.025s, 2036		114,000	93,480
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s, 2042 (United Kingdom)	GBP	204,000	396,484
FRB Ser. 3, Class 3C, 4.14s, 2042 (United Kingdom)		$120,000	118,836
FRB Ser. 4, Class 3C, 3.79s, 2042 (United Kingdom)		177,000	168,136
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 3.8s, 2011 (United Kingdom)		120,000	103,216
FRB Ser. 04-2A, Class C, 3.68s, 2011 (United Kingdom)		100,000	83,027
Residential Asset Securities Corp. 144A FRB Ser. 05-KS10,
Class B, 5.645s, 2035		79,000	3,950
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)
(In default) †		5,540	6
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)
(In default) †		30,709	3
SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
PO, 3.105s, 2036		125,000	72,050
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 3.065s, 2036		59,000	45,264
FRB Ser. 06-3, Class A3, 3.055s, 2036		25,000	19,560

ASSET-BACKED SECURITIES (7.7%)* continued

		Principal amount	Value

Soundview Home Equity Loan Trust 144A FRB Ser. 05-CTX1,
Class B1, 5.395s, 2035		$42,000	$4,200
Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 3.155s, 2036		59,000	23,812
Structured Asset Receivables Trust 144A FRB Ser. 05-1,
5.87s, 2015		402,103	386,421
TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A, Class III,
7.6s, 2037		188,000	130,981
WFS Financial Owner Trust Ser. 04-3, Class D, 4.07s, 2012		1,773	1,769

Total asset-backed securities (cost $14,283,967)			$12,466,131

PURCHASED OPTIONS OUTSTANDING (0.9%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	$9,000,000	$613,890

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.355% versus
the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	9,000,000	210,870

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.03%
versus the three month USD-LIBOR-BBA
maturing on February 16, 2020.	Feb-10/5.03	6,600,000	346,830

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.03% versus
the three month USD-LIBOR-BBA
maturing on February 16, 2020.	Feb-10/5.03	6,600,000	242,880

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.41% versus
the three month USD-LIBOR-BBA
maturing on August 5, 2018.	Aug-08/4.41	1,642,000	36,140

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.41%
versus the three month USD-LIBOR-BBA
maturing on August 5, 2018.	Aug-08/4.41	1,642,000	32,085

Total purchased options outstanding (cost $1,381,740)			$1,482,695

SENIOR LOANS (0.8%)* (c)

	Principal amount	Value

Basic Materials (0.1%)
Aleris International, Inc. bank term loan FRN Ser. B, 4 7/8s, 2013	$17,955	$15,112
Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.727s, 2013	26,931	25,798
Momentive Performance Materials, Inc. bank term loan FRN
4.938s, 2013	26,644	24,770
NewPage Holding Corp. bank term loan FRN 6.313s, 2014	26,933	26,734
		92,414

Capital Goods (0.1%)
Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
4.73s, 2014	1,446	1,376
Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 4.696s, 2014	24,816	23,618
Polypore, Inc. bank term loan FRN Ser. B, 4.96s, 2014	26,932	25,586
Sequa Corp. bank term loan FRN 5.95s, 2014	53,865	51,475
Wesco Aircraft Hardware Corp. bank term loan FRN
4.95s, 2013	27,000	26,258
		128,313

Communication Services (0.1%)
Cricket Communications, Inc. bank term loan FRN Ser. B,
5.696s, 2013	26,931	26,469
Crown Castle International Corp. bank term loan FRN
4.196s, 2014	13,965	13,009
Intelsat Corp. bank term loan FRN Ser. B2, 5.184s, 2011	8,976	8,497
Intelsat Corp. bank term loan FRN Ser. B2-A, 5.184s, 2013	8,979	8,499
Intelsat Corp. bank term loan FRN Ser. B2-C, 5.184s, 2013	8,976	8,497
Level 3 Communications, Inc. bank term loan FRN 4.962s, 2014	27,000	24,941
MetroPCS Wireless, Inc. bank term loan FRN 5.317s, 2013	26,932	25,353
PAETEC Holding Corp. bank term loan FRN Ser. B1,
5.204s, 2013	26,398	25,441
Time Warner Telecom, Inc. bank term loan FRN Ser. B,
4.71s, 2013	26,932	25,451
West Corp. bank term loan FRN 5.323s, 2013	27,000	24,611
		190,768

Consumer Cyclicals (0.2%)
Allison Transmission bank term loan FRN Ser. B, 5.573s, 2014	26,932	25,215
Aramark Corp. bank term loan FRN 4.83s, 2014	1,613	1,544
Aramark Corp. bank term loan FRN Ser. B, 4.696s, 2014	25,387	24,308
Dana Corp. bank term loan FRN 6.781s, 2015	26,933	25,998
Goodman Global Holdings, Inc. bank term loan FRN Ser. B,
7 1/2s, 2011	21,000	20,764
Goodyear Tire & Rubber Co. (The) bank term loan FRN
6.43s, 2010	27,000	25,529
Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
5.92s, 2015	27,000	25,332
Lear Corp bank term loan FRN 5.211s, 2013	131,683	126,228
National Bedding Co. bank term loan FRN 4.741s, 2011	11,970	9,456

SENIOR LOANS (0.8%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Nortek Holdings, Inc. bank term loan FRN Ser. B, 5.35s, 2011	$16,956	$15,260
Yankee Candle Co., Inc. bank term loan FRN 4.615s, 2014	16,000	14,520
		314,154

Consumer Staples (0.1%)
Affinion Group, Inc. bank term loan FRN Ser. B, 5.563s, 2013	27,000	25,380
Cablevision Systems Corp. bank term loan FRN 4.477s, 2013	26,931	25,913
Charter Communications, Inc. bank term loan FRN 5.26s, 2014	26,933	23,765
Cinemark USA, Inc. bank term loan FRN 4.664s, 2013	27,000	25,688
Idearc, Inc. bank term loan FRN Ser. B, 4.7s, 2014	26,932	22,168
Paxson Communications Corp. bank term loan FRN Ser. B,
5.963s, 2012	45,000	35,550
Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
5.442s, 2014	26,932	25,058
Spectrum Brands, Inc. bank term loan FRN 2.559s, 2013	1,727	1,632
Spectrum Brands, Inc. bank term loan FRN Ser. B1, 6.893s, 2013	25,270	23,027
Univision Communications, Inc. bank term loan FRN Ser. B,
5.479s, 2014	27,000	22,680
VNU Group BV bank term loan FRN Ser. B, 5.346s, 2013
(Netherlands)	26,932	25,439
		256,300

Energy (—%)
Western Refining, Inc. bank term loan FRN Ser. B, 4.994s, 2014	18,952	16,773

Health Care (0.1%)
Health Management Associates, Inc. bank term loan FRN
4.446s, 2014	26,437	24,332
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. DD, 4.732s, 2014	6,473	6,171
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
7.62s, 2014	1,726	1,646
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 4.881s, 2014	18,754	17,879
Sun Healthcare Group, Inc. bank term loan FRN 2.596s, 2014	4,502	4,096
Sun Healthcare Group, Inc. bank term loan FRN Ser. B,
4.919s, 2014	29,030	26,418
Sun Healthcare Group, Inc. bank term loan FRN Ser. DD,
4.677s, 2014	2,838	2,582
		83,124

Technology (0.1%)
First Data Corp. bank term loan FRN Ser. B1, 5.624s, 2014	26,932	25,296
Freescale Semiconductor, Inc. bank term loan FRN Ser. B,
4.459s, 2013	17,955	15,502
SunGard Data Systems, Inc. bank term loan FRN 5.162s, 2014	26,932	25,454
Travelport bank term loan FRN Ser. B, 4.954s, 2013	10,786	9,888
Travelport bank term loan FRN Ser. DD, 4.954s, 2013	16,176	14,769
		90,909

SENIOR LOANS (0.8%)* (c) continued

			Principal amount	Value

Transportation (—%)
Navistar Financial Corp. bank term loan FRN 5.957s, 2012			$7,200	$6,687
Navistar International Corp. bank term loan FRN 6.501s, 2012			19,800	18,389
				25,076

Utilities & Power (—%)
Energy Future Holdings Corp. bank term loan FRN Ser. B2,
6.579s, 2014			26,932	25,769
NRG Energy, Inc. bank term loan FRN 4.346s, 2014			8,528	8,170
NRG Energy, Inc. bank term loan FRN 4.196s, 2014			17,462	16,728
				50,667

Total senior loans (cost $1,205,726)				$1,248,498

MUNICIPAL BONDS AND NOTES (0.1%)* (cost $175,000)

	Rating**		Principal amount	Value

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds,
Ser. A, 7.467s, 6/1/47	Baa2		$175,000	$164,066

SHORT-TERM INVESTMENTS (21.4%)*
			Principal amount/shares	Value

Egypt Treasury Bills for an effective yield of 7.09%,
June 3, 2008		EGP	1,875,000	$347,895
Putnam Prime Money Market Fund (e)			32,147,907	32,147,907
U.S. Treasury Bills with effective yields ranging
from 1.33% to 1.55%, September 18, 2008 #			$2,040,000	2,029,051

Total short-term investments (cost $34,514,126)				$34,524,853

TOTAL INVESTMENTS

Total investments (cost $211,665,135)				$219,690,755

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
SEK	Swedish Krona
USD / $	United States Dollar

* Percentages indicated are based on net assets of $161,413,456.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at April 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2008. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability at April 30, 2008 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2008.

## Forward commitments, in part or in entirety (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at April 30, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

At April 30, 2008, liquid assets totaling $47,834,737 have been designated as collateral for open forward commitments, swap contracts, and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at April 30, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at April 30, 2008 (as a percentage of Portfolio Value):

United States	77.8%
Austria	4.5
Japan	4.0
Netherlands	3.6
United Kingdom	2.5
Ireland	1.5
Canada	1.2
Germany	1.1
Denmark	0.9
Italy	0.8
Luxembourg	0.5
Other	1.6

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/08 (aggregate face value $80,368,088) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 8,660,726	$ 8,434,811	7/16/08	$ 225,915
British Pound	6,583,051	6,568,422	6/18/08	14,629
Canadian Dollar	216,776	214,824	7/16/08	1,952
Czech Koruna	194,677	192,328	6/18/08	2,349
Euro	30,809,872	30,148,400	6/18/08	661,472
Indian Rupee	342,365	350,930	5/21/08	(8,565)
Japanese Yen	20,704,966	20,344,905	5/21/08	360,061
Malaysian Ringgit	308,634	302,201	5/21/08	6,433
Mexican Peso	402,757	400,468	7/16/08	2,289
Norwegian Krone	7,851,513	7,753,767	6/18/08	97,746
Polish Zloty	1,132,252	1,077,491	6/18/08	54,761
Singapore Dollar	252,260	242,083	5/21/08	10,177
South Korean Won	1,542,952	1,635,609	5/21/08	(92,657)
Swedish Krona	857,664	856,896	6/18/08	768
Swiss Franc	1,118,661	1,162,791	6/18/08	(44,130)
Taiwan Dollar	708,334	682,162	5/21/08	26,172

Total				$1,319,372

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/08 (aggregate face value $28,276,120) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$ 708,170	$ 706,922	6/18/08	$ (1,248)
Canadian Dollar	4,506,875	4,461,919	7/16/08	(44,956)
Danish Krone	1,404,660	1,367,779	6/18/08	(36,881)
Euro	6,402,727	6,399,051	6/18/08	(3,676)
Hungarian Forint	48,802	45,551	6/18/08	(3,251)
Japanese Yen	1,535,503	1,561,641	5/21/08	26,138
South African Rand	226,038	217,366	7/16/08	(8,672)
Swedish Krona	2,104,164	2,075,729	6/18/08	(28,435)
Swiss Franc	11,136,756	11,169,478	6/18/08	32,722
Taiwan Dollar	281,069	270,684	5/21/08	(10,385)

Total				$(78,644)

FUTURES CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Short)	17	$ 11,306,995	Jun-08	$ 10,078
Canadian Government Bond 10 yr (Long)	3	353,386	Jun-08	674
Euro-Bobl 5 yr (Long)	102	17,363,513	Jun-08	(373,580)
Euro-Bund 10 yr (Long)	83	14,806,708	Jun-08	(333,053)
Euro-Buxl 30 yr (Long)	12	1,690,138	Jun-08	(38,726)
Euro-Dollar 90 day (Long)	71	17,275,188	Jun-08	54,382

FUTURES CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	31	$ 7,504,325	Jun-09	$ 29,778
Euro-Dollar 90 day (Short)	50	12,081,875	Sep-09	39,852
Euro-Dollar 90 day (Short)	80	19,290,000	Dec-09	66,370
Euro-Dollar 90 day (Short)	3	722,363	Mar-10	30
Euro-Euribor Interest Rate 90 day (Long)	5	1,871,793	Mar-09	2,449
Euro-Euribor Interest Rate 90 day (Long)	4	1,499,546	Jun-09	2,002
Euro-Euribor Interest Rate 90 day (Long)	4	1,489,302	Jun-08	(90)
Euro-Euribor Interest Rate 90 day (Long)	5	1,875,800	Dec-09	1,746
Euro-Euribor Interest Rate 90 day (Long)	5	1,867,101	Dec-08	2,527
Euro-Euribor Interest Rate 90 day (Long)	5	1,875,800	Mar-10	964
Euro-Euribor Interest Rate 90 day (Long)	5	1,865,244	Sep-08	2,625
Euro-Euribor Interest Rate 90 day (Long)	5	1,876,094	Sep-09	2,234
Euro-Schatz 2 yr (Short)	250	40,598,844	Jun-08	221,728
Japanese Government Bond 10 yr (Long)	21	27,520,936	Jun-08	(583,400)
Japanese Government Bond 10 yr Mini (Long)	11	1,446,761	Jun-08	(27,360)
Sterling Interest Rate 90 day (Long)	29	6,825,808	Sep-08	8,822
Sterling Interest Rate 90 day (Long)	29	6,811,026	Jun-08	3,738
Sterling Interest Rate 90 day (Long)	24	5,655,210	Dec-08	5,069
Sterling Interest Rate 90 day (Long)	4	944,077	Jun-09	386
Sterling Interest Rate 90 day (Long)	4	943,729	Mar-09	1,232
U.K. Gilt 10 yr (Long)	27	5,815,790	Jun-08	(57,658)
U.S. Treasury Bond 20 yr (Long)	117	13,676,203	Jun-08	7,358
U.S. Treasury Note 10 yr (Long)	293	33,933,063	Jun-08	(344,192)
U.S. Treasury Note 5 yr (Short)	228	25,532,438	Jun-08	424,475
U.S. Treasury Note 2 yr (Short)	993	211,198,688	Jun-08	1,143,181

Total				$ 273,641

WRITTEN OPTIONS OUTSTANDING at 4/30/08 (premiums received $1,113,220) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.00%
versus the three month USD-LIBOR-BBA maturing on
December 19, 2018.	$2,981,000	Dec-08/5.00	$ 154,893

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	3,954,500	May-12/5.51	260,878

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.00% versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.	2,981,000	Dec-08/5.00	47,577

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.51% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	3,954,500	May-12/5.51	165,417

WRITTEN OPTIONS OUTSTANDING at 4/30/08 (premiums received $1,113,220) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed
rate of 5.35% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	$2,296,000	Aug-08/5.35	$ 172,590

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed
rate of 5.385% versus the three month USD-LIBOR-BBA
maturing August 28, 2018.	5,739,000	Aug-08/5.385	445,978

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	1,977,000	May-12/5.515	131,016

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	791,000	May-12/5.52	52,483

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.35% versus the three month USD-LIBOR-BBA
maturing August 28, 2018.	2,296,000	Aug-08/5.35	7,508

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.385% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	5,739,000	Aug-08/5.385	17,160

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	1,977,000	May-12/5.515	82,421

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	791,000	May-12/5.52	32,858

Total			$1,570,779

TBA SALE COMMITMENTS OUTSTANDING at 4/30/08 (proceeds receivable $15,052,148) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, May 1, 2038	$ 1,000,000	5/13/08	$ 1,034,844
FNMA, 5 1/2s, May 1, 2038	14,000,000	5/13/08	14,072,184

Total			$15,107,028

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$ 4,100,000	$ —	3/30/09	3.075%	3 month USD-LIBOR-
					BBA	$ (11,629)

	8,348,000	—	9/24/09	3 month USD-LIBOR-
				BBA	4.7375%	224,449

	3,200,000	—	9/1/15	4.53125%	3 month USD-LIBOR-
					BBA	(87,839)

	1,720,000	—	5/31/16	5.58909%	3 month USD-LIBOR-
					BBA	(194,119)

	108,000	—	10/3/16	5.15630%	3 month USD-LIBOR-
					BBA	(7,296)

Citibank, N.A.
JPY	222,000,000	—	9/11/16	1.8675%	6 month JPY-LIBOR-
					BBA	(44,980)

	$12,780,000	—	9/29/13	5.078%	3 month USD-LIBOR-
					BBA	(786,238)

	160,000	—	4/7/14	5.377%	3 month USD-LIBOR-
					BBA	(12,447)

	2,000,000	—	9/17/09	3 month USD-LIBOR-
				BBA	4.765%	53,848

	3,210,000	—	7/27/09	5.504%	3 month USD-LIBOR-
					BBA	(145,434)

	8,981,000	—	10/26/12	4.6275%	3 month USD-LIBOR-
					BBA	(339,153)

	7,778,000	—	11/23/17	4.885%	3 month USD-LIBOR-
					BBA	(455,481)

AUD	2,050,000	—	12/11/17	6 month AUD-BBR-
				BBSW	7.04%	(34,468)

	$ 1,770,000	—	11/9/17	3 month USD-LIBOR-
				BBA	5.07641%	133,411

Citibank, N.A., London
EUR	2,780,000	—	8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	170,088

JPY	530,000,000	—	2/10/16	6 month JPY-LIBOR-
				BBA	1.755%	80,932

Credit Suisse First Boston International
	$ 932,200	—	7/9/14	4.945%	3 month USD-LIBOR-
					BBA	(62,111)

Credit Suisse International
EUR	2,420,000	—	3/15/10	6 month EUR-EURIBOR-
				Reuters	3.927%	(38,098)

CHF	840,000	—	3/13/18	6 month CHF-LIBOR-
				BBA	3.3175%	(13,714)

EUR	570,000	—	3/13/18	4.317%	6 month EUR-EURIBOR-
					Reuters	17,464

CHF	3,730,000	—	3/15/10	2.59%	6 month CHF-LIBOR-
					BBA	27,183

CHF	3,730,000	—	3/15/10	2.6625%	6 month CHF-LIBOR-
					BBA	22,077

CHF	840,000	—	3/14/18	6 month CHF-LIBOR-
				BBA	3.3%	(14,928)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)		date	fund per annum	fund per annum	(depreciation)

Credit Suisse International continued
EUR	2,420,000		$ —	3/15/10	6 month EUR-EURIBOR-
					Reuters	4.0525%	$ (29,362)

EUR	570,000		—	3/14/18	4.345%	6 month EUR-EURIBOR-
						Reuters	15,544

	$ 275,000		—	8/29/12	5.04556%	3 month USD-LIBOR-
						BBA	(15,856)

	284,000		—	3/21/16	3 month USD-LIBOR-
					BBA	5.20497%	20,202

	511,000		—	10/16/17	3 month USD-LIBOR-
					BBA	5.297%	39,295

GBP	2,830,000		—	1/14/10	6 month GBP-LIBOR-
					BBA	4.9125%	(49,747)

GBP	2,430,000		—	1/14/13	4.8825%	6 month GBP-LIBOR-
						BBA	88,964

GBP	680,000		—	1/16/18	6 month GBP-LIBOR-
					BBA	4.8975%	(28,230)

	$ 161,000		—	9/28/16	5.10886%	3 month USD-LIBOR-
						BBA	(10,338)

CHF	8,430,000		—	11/17/11	2.5125%	6 month CHF-LIBOR-
						BBA	188,688

Deutsche Bank AG
HUF	157,860,000		—	10/3/11	8.18%	6 month HUF-BUBOR-
						REUTERS	(25,689)

	$ 1,147,000		—	10/16/17	3 month USD-LIBOR-
					BBA	5.297%	88,203

	780,000		—	11/7/17	3 month USD-LIBOR-
					BBA	5.056%	57,299

EUR	970,000	(E)	—	4/26/38	6 month EUR-EURIBOR-
					Reuters	5.065%	3,974

EUR	7,830,000	(E)	—	4/30/12	6 month EUR-EURIBOR-
					Reuters	4.31%	11,021

EUR	6,690,000	(E)	—	4/30/15	4.475%	6 month EUR-EURIBOR-
						Reuters	(33,480)

EUR	1,880,000	(E)	—	4/30/20	6 month EUR-EURIBOR-
					Reuters	4.7975%	16,435

Goldman Sachs International
SEK	19,550,000	(E)	—	3/2/11	3 month SEK-STIBOR-
					SIDE	4.2475%	(15,626)

SEK	4,680,000	(E)	—	3/4/19	4.80%	3 month SEK-STIBOR-
						SIDE	(9)

	$ 1,294,000		—	3/11/38	5.029%	3 month USD-LIBOR-
						BBA	(44,321)

EUR	4,410,000		—	3/26/10	6 month EUR-EURIBOR-
					Reuters	4.129%	(48,040)

EUR	1,200,000		—	3/26/18	4.33%	6 month EUR-EURIBOR-
						Reuters	35,861

GBP	3,680,000		—	3/29/10	6 month GBP-LIBOR-
					BBA	5.25%	(25,980)

GBP	900,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-
						BBA	14,904

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
	$ 3,300,000		$ —	4/2/18	4.076%	3 month USD-LIBOR-
						BBA	$ 73,102

CHF	1,820,000		—	4/1/10	2.9%	6 month CHF-LIBOR-
						BBA	6,036

EUR	1,190,000		—	4/1/10	6 month EUR-EURIBOR-
					Reuters	4.255%	(8,917)

EUR	280,000		—	4/2/18	4.45%	6 month EUR-EURIBOR-
						Reuters	4,339

CHF	410,000		—	4/2/18	6 month CHF-LIBOR-
					BBA	3.44%	(2,988)

JPY	139,000,000		—	6/10/16	1.953%	6 month JPY-LIBOR-
						BBA	(41,235)

	$ 100,000		—	10/19/16	5.32413%	3 month USD-LIBOR-
						BBA	(7,780)

	14,000,000		—	3/10/10	4.779%	3 month USD-LIBOR-
						BBA	(462,991)

	15,400,000	(E)	—	3/8/12	3 month USD-LIBOR-
					BBA	4.99%	243,474

	90,000		—	11/9/17	3 month USD-LIBOR-
					BBA	5.071%	6,743

JPY	993,560,000	(E)	—	10/1/10	6 month JPY-LIBOR-
					BBA	0.91%	(51,261)

JPY	401,250,000	(E)	—	10/1/13	1.10%	6 month JPY-LIBOR-
						BBA	58,166

	$ 480,000		—	4/7/14	5.33842%	3 month USD-LIBOR-
						BBA	(36,312)

	131,000		—	5/3/16	5.565%	3 month USD-LIBOR-
						BBA	(14,767)

	1,047,000		—	9/14/14	4.906%	3 month USD-LIBOR-
						BBA	(55,350)

	511,000		—	9/14/17	5.0625%	3 month USD-LIBOR-
						BBA	(30,695)

	870,000		—	9/14/09	3 month USD-LIBOR-
					BBA	4.717%	22,732

	6,479,200		—	9/19/09	3 month USD-LIBOR-
					BBA	4.763%	178,286

	15,547,700		—	9/21/09	3 month USD-LIBOR-
					BBA	4.60%	385,102

	4,333,800		—	9/21/17	5.149%	3 month USD-LIBOR-
						BBA	(289,706)

	20,000		—	11/9/17	3 month USD-LIBOR-
					BBA	5.08%	1,514

GBP	390,000	(E)	—	1/25/38	4.41%	6 month GBP-LIBOR-
						BBA	(9,006)

CHF	4,000,000		—	2/4/13	6 month CHF-LIBOR-
					BBA	2.8125%	(65,658)

EUR	2,600,000		—	2/4/13	4.0525%	6 month EUR-EURIBOR-
						Reuters	54,489

GBP	390,000	(E)	—	1/7/38	4.33625%	6 month GBP-LIBOR-
						BBA	(4,212)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
	$15,167,000	$ —	4/3/18	3 month USD-LIBOR-
				BBA	4.19%	$ (194,569)

CHF	5,710,000	—	4/5/10	2.89%	6 month CHF-LIBOR-
					BBA	20,334

CHF	1,290,000	—	4/3/18	6 month CHF-LIBOR-
				BBA	3.42%	(11,574)

EUR	880,000	—	4/3/18	4.44%	6 month EUR-EURIBOR-
					Reuters	14,697

EUR	3,720,000	—	4/5/10	6 month EUR-EURIBOR-
				Reuters	4.25%	(28,436)

	$ 3,159,000	—	4/23/18	4.43%	3 month USD-LIBOR-
					BBA	(16,325)

	3,643,000	—	4/11/12	3.1825%	3 month USD-LIBOR-
					BBA	55,303

JPMorgan Chase Bank, N.A.
	5,947,000	—	2/15/18	3 month USD-LIBOR-
				BBA	5.34%	496,532

	32,579,000	—	4/27/09	5.034%	3 month USD-LIBOR-
					BBA	(692,215)

	3,004,000	—	3/7/18	4.45%	3 month USD-LIBOR-
					BBA	(27,582)

	809,000	—	3/11/38	5.0025%	3 month USD-LIBOR-
					BBA	(24,258)

	1,379,000	—	3/14/18	4.775%	3 month USD-LIBOR-
					BBA	(49,498)

	6,839,000	—	3/20/13	3 month USD-LIBOR-
				BBA	3.145%	(185,089)

	18,147,000	—	3/26/10	3 month USD-LIBOR-
				BBA	2.33375%	(247,658)

	26,000,000	—	12/23/15	5.036%	3 month USD-LIBOR-
					BBA	(1,891,889)

	109,000	—	9/18/16	5.291%	3 month USD-LIBOR-
					BBA	(8,464)

	1,400,000	—	6/27/17	3 month USD-LIBOR-
				BBA	5.712%	174,319

	3,570,000	—	7/5/17	3 month USD-LIBOR-
				BBA	4.55%	111,491

	2,510,000	—	10/10/13	5.054%	3 month USD-LIBOR-
					BBA	(149,414)

	3,490,000	—	10/10/13	5.09%	3 month USD-LIBOR-
					BBA	(214,664)

	122,000	—	12/19/16	5.0595%	3 month USD-LIBOR-
					BBA	(8,999)

	4,000,000	—	5/10/15	3 month USD-LIBOR-
				BBA	4.687%	204,528

	2,000,000	—	5/10/35	5.062%	3 month USD-LIBOR-
					BBA	(106,264)

	487,000	—	8/2/15	3 month USD-LIBOR-
				BBA	4.6570%	18,118

	1,600,000	—	8/13/12	3 month USD-LIBOR-
				BBA	5.2%	103,544

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
	$ 621,000	$ —	8/29/17	5.263%	3 month USD-LIBOR-
					BBA	$ (47,513)

	2,155,000	—	9/11/27	5.27%	3 month USD-LIBOR-
					BBA	(151,531)

	4,462,000	—	5/4/16	5.62375%	3 month USD-LIBOR-
					BBA	(522,248)

	13,778,000	—	5/4/08	3 month USD-LIBOR-
				BBA	5.37%	263,201

JPY	730,000,000	—	6/6/13	1.83%	6 month JPY-LIBOR-
					BBA	(185,004)

	$15,547,700	—	9/21/09	3 month USD-LIBOR-
				BBA	4.6125%	387,939

	4,333,800	—	9/21/17	5.15%	3 month USD-LIBOR-
					BBA	(290,014)

	779,000	—	9/27/17	5.2335%	3 month USD-LIBOR-
					BBA	(57,055)

	8,717,000	—	10/30/12	4.68375%	3 month USD-LIBOR-
					BBA	(349,809)

	230,000	—	11/7/17	3 month USD-LIBOR-
				BBA	5.05771%	16,928

	16,861,000	—	11/30/17	4.705%	3 month USD-LIBOR-
					BBA	(724,042)

	6,600,000	—	8/4/08	3 month USD-LIBOR-
				BBA	5.40%	78,208

	3,400,000	—	8/4/16	3 month USD-LIBOR-
				BBA	5.5195%	327,143

	555,000	—	1/24/18	4.135%	3 month USD-LIBOR-
					BBA	3,933

	740,000	—	1/24/18	4.175%	3 month USD-LIBOR-
					BBA	2,796

	740,000	—	1/24/18	4.1625%	3 month USD-LIBOR-
					BBA	3,561

JPY	106,230,000	—	2/1/38	6 month JPY-LIBOR-
				BBA	2.44%	(3,618)

JPY	259,000,000	—	1/30/18	1.60%	6 month JPY-LIBOR-
					BBA	24,117

	$13,815,000	—	1/31/18	3 month USD-LIBOR-
				BBA	4.25%	30,013

	4,246,000	—	2/5/18	3 month USD-LIBOR-
				BBA	4.28%	(14,688)

	200,000	—	4/17/09	5.12%	3 month USD-LIBOR-
					BBA	(4,547)

	100,000	—	4/17/17	3 month USD-LIBOR-
				BBA	5.266%	7,435

	3,922,000	—	4/8/13	3 month USD-LIBOR-
				BBA	3.58406%	(32,431)

Lehman Brothers Special Financing, Inc.
	3,036,000	(18,260)	2/26/18	3 month USD-LIBOR-
				BBA	4.65%	60,540

	2,496,000	(1,728)	3/14/18	3 month USD-LIBOR-
				BBA	4.35%	716

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 6,168,000			$ —	3/20/13	3 month USD-LIBOR-
					BBA	3.215%	$ (147,193)

17,300,000			—	3/26/10	3 month USD-LIBOR-
					BBA	2.3525%	(229,901)

17,300,000			—	3/26/10	3 month USD-LIBOR-
					BBA	2.395%	(215,693)

	860,000	(E)	—	3/26/38	5.05%	3 month USD-LIBOR-
						BBA	17,828

	6,839,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.07%	(208,584)

	1,720,000	(E)	—	3/22/38	5.29%	3 month USD-LIBOR-
						BBA	3,182

	9,965,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.155%	(265,192)

EUR	1,150,000	(E)	—	3/22/38	6 month EUR-EURIBOR-
					Reuters	4.864%	(24,226)

$25,300,000			—	3/25/13	3 month USD-LIBOR-
					BBA	3.2292%	(596,560)

	8,600,000		—	3/25/38	4.583%	3 month USD-LIBOR-
						BBA	321,431

GBP	2,940,000		—	3/22/10	6 month GBP-LIBOR-
					BBA	5.075%	(37,081)

GBP	830,000		—	3/20/18	4.99%	6 month GBP-LIBOR-
						BBA	23,689

EUR	750,000	(E)	—	3/29/38	6 month EUR-EURIBOR-
					Reuters	4.9625%	(6,451)

$16,579,000			—	6/12/17	3 month USD-LIBOR-
					BBA	5.717%	2,077,588

	9,619,000		—	6/14/17	3 month USD-LIBOR-
					BBA	5.8725%	1,324,711

	3,750,000		—	7/2/12	3 month USD-LIBOR-
					BBA	5.522%	331,754

	1,510,000		—	8/24/12	5.085%	3 month USD-LIBOR-
						BBA	(89,547)

	2,840,222		—	8/29/09	5.005%	3 month USD-LIBOR-
						BBA	(85,027)

	6,206,000		—	8/29/09	5.001%	3 month USD-LIBOR-
						BBA	(186,179)

	128,000		—	8/29/17	5.29125%	3 month USD-LIBOR-
						BBA	(10,093)

EUR	7,310,000		—	8/1/17	6 month EUR-EURIBOR-
					Telerate	4.719%	416,106

	$ 176,629		—	8/29/17	3 month USD-LIBOR-
					BBA	5.32%	14,310

	287,000		—	8/3/08	3 month USD-LIBOR-
					BBA	5.425%	3,438

	429,000		—	8/3/11	5.445%	3 month USD-LIBOR-
						BBA	(28,549)

	157,000		—	8/3/16	5.5675%	3 month USD-LIBOR-
						BBA	(15,647)

	554,000		—	10/23/08	3 month USD-LIBOR-
					BBA	5.26%	6,642

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$ 223,000	$ —	10/23/16	3 month USD-LIBOR-
				BBA	5.3275%	$ 17,317

	554,000	—	10/23/08	5.255%	3 month USD-LIBOR-
					BBA	(6,631)

	223,000	—	10/23/16	5.325%	3 month USD-LIBOR-
					BBA	(17,277)

EUR	4,900,000	—	11/9/16	3.9555%	6 month EUR-EURIBOR-
					Telerate	321,368

	$ 8,271,000	—	3/15/09	4.9298%	3 month USD-LIBOR-
					BBA	(171,833)

	9,405,000	—	8/31/09	3 month USD-LIBOR-
				BBA	4.89%	266,337

	1,987,000	—	8/31/27	5.4925%	3 month USD-LIBOR-
					BBA	(198,216)

	1,987,000	—	9/4/27	5.4475%	3 month USD-LIBOR-
					BBA	(185,803)

	9,405,000	—	9/4/09	3 month USD-LIBOR-
				BBA	4.836%	257,895

	10,202,000	—	9/11/09	3 month USD-LIBOR-
				BBA	4.6525%	254,729

	1,287,000	—	9/11/17	5.0525%	3 month USD-LIBOR-
					BBA	(76,221)

	360,000	—	9/14/17	3 month USD-LIBOR-
				BBA	5.055%	21,413

	2,000,000	—	9/17/17	3 month USD-LIBOR-
				BBA	5.131%	130,842

	4,319,500	—	9/19/09	3 month USD-LIBOR-
				BBA	4.755%	118,343

	15,547,700	—	9/24/09	3 month USD-LIBOR-
				BBA	4.695%	408,346

	4,333,800	—	9/24/17	5.285%	3 month USD-LIBOR-
					BBA	(336,190)

	8,981,000	—	10/26/12	4.61375%	3 month USD-LIBOR-
					BBA	(334,024)

JPY	257,000,000	—	6/10/16	1.7775%	6 month JPY-LIBOR-
					BBA	(41,372)

	$ 10,000	—	11/7/17	3 month USD-LIBOR-
				BBA	5.05521%	734

	13,140,000	—	11/13/09	4.275%	3 month USD-LIBOR-
					BBA	(426,240)

	14,166,000	—	11/13/17	5.045%	3 month USD-LIBOR-
					BBA	(1,025,642)

	20,000	—	11/9/17	3 month USD-LIBOR-
				BBA	5.068%	1,493

	13,590,000	—	12/11/17	3 month USD-LIBOR-
				BBA	4.839%	731,075

JPY	1,000,000,000	—	10/21/15	1.61%	6 month JPY-LIBOR-
					BBA	(50,602)

GBP	570,000	—	12/27/12	5.1825%	6 month GBP-LIBOR-
					BBA	8,385

GBP	640,000	—	12/27/17	6 month GBP-LIBOR-
				BBA	5.11%	(8,471)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

		Upfront			Payments	Payments	Unrealized
Swap counterparty /		premium		Termination	made by	received by	appreciation/
Notional amount		received (paid)		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
GBP	160,000		$ —	12/28/37	4.755%	6 month GBP-LIBOR-
						BBA	$ (1,415)

	$10,750,000		—	2/14/13	3.563%	3 month USD-LIBOR-
						BBA	85,679

EUR	575,000	(E)	—	3/26/38	6 month EUR-EURIBOR-
					Reuters	4.74%	(20,844)

	$17,300,000		—	3/26/10	3 month USD-LIBOR-
					BBA	2.325%	(239,014)

EUR	4,410,000		—	3/29/10	6 month EUR-EURIBOR-
					Reuters	4.25%	(33,962)

EUR	1,050,000		—	3/28/18	4.42%	6 month EUR-EURIBOR-
						Reuters	19,996

	$ 1,120,000	(E)	—	3/29/38	5.31%	3 month USD-LIBOR-
						BBA	258

	21,235,000		—	4/3/18	4.087%	3 month USD-LIBOR-
						BBA	451,851

EUR	7,860,000	(E)	—	4/12/12	6 month EUR-EURIBOR-
					Reuters	4.10%	(33,189)

EUR	6,690,000	(E)	—	4/13/15	4.31%	6 month EUR-EURIBOR-
						Reuters	34,003

EUR	1,870,000	(E)	—	4/13/20	6 month EUR-EURIBOR-
					Reuters	4.6575%	(12,137)

	$ 2,477,000		—	4/16/18	3 month USD-LIBOR-
					BBA	4.405%	9,826

	2,600,000		—	4/21/38	4.945%	3 month USD-LIBOR-
						BBA	(48,779)

	1,455,000	(E)	—	4/26/38	5.3325%	3 month USD-LIBOR-
						BBA	(2,313)

Merrill Lynch Capital Services, Inc.
	8,981,000		—	10/26/12	4.6165%	3 month USD-LIBOR-
						BBA	(335,014)

JPY	139,000,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-
						BBA	(45,886)

	$ 2,000,000		—	11/6/17	5.00693%	3 month USD-LIBOR-
						BBA	(139,269)

Merrill Lynch Derivative Products AG
JPY	69,500,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-
						BBA	(24,055)

Morgan Stanley Capital Services, Inc.
GBP	1,410,000		—	3/28/18	5.065%	6 month GBP-LIBOR-
						BBA	23,855

GBP	5,810,000		—	3/29/10	6 month GBP-LIBOR-
					BBA	5.21%	(50,975)

	$ 216,000		—	8/29/17	5.26021%	3 month USD-LIBOR-
						BBA	(16,480)

	26,000		—	2/20/17	5.192%	3 month USD-LIBOR-
						BBA	(1,856)

Total							$(3,470,877)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$1,860,000	(1)(F)	5/2/08	Banc of America	The spread	$ (117,695)
				Securities CMBS	return of Banc
				AAA 10 yr Index	of America
				multiplied by	Securities- CMBS
				the modified	AAA 10 year Index
duration factor

	910,000	(2)(F)	7/2/08	(Banc of America	The spread	45,010
				Securities AAA	return of Banc
				10 yr Index	of America
				multiplied by	Securities- CMBS
				the modified	AAA 10 year Index
duration factor
minus 150 bp)

	2,330,000	(1)	5/2/08	10 bp plus	The spread	(188,558)
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

	1,750,000	(1)	5/2/08	5 bp plus change	The spread	(143,555)
				in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

Citibank, N.A.
	2,190,000	(1)(F)	5/2/08	12.5 bp plus	The spread	(178,655)
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

Goldman Sachs International
	275,000		9/15/11	678 bp (1 month	Ford Credit Auto	(3,905)
				USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

EUR	3,640,000		3/26/09	(2.27%)	Eurostat	(7,794)
Eurozone HICP
excluding tobacco

GBP	281,000		1/7/38	3.485%	GBP Non-revised	(33,232)
UK Retail Price
Index excluding
tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued
GBP	370,000		1/7/18	(3.11%)	GBP Non-revised	$ 15,140
UK Retail Price
Index excluding
tobacco

GBP	370,000		1/24/18	(3.26%)	GBP Non-revised	6,165
UK Retail Price
Index excluding
tobacco

GBP	281,000		1/24/38	3.6665%	GBP Non-revised	(10,534)
UK Retail Price
Index excluding
tobacco

	$2,350,000	(1)(F)	11/2/08	20 bp plus	The spread	75,317
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 yr Index
10 yr Index
multiplied by
the modified
duration factor

	3,700,000	(1)(F)	5/1/08	10 bp plus	The spread	87,431
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 yr Index
10 yr Index
multiplied by
the modified
duration factor

EUR	2,070,000	(F)	4/30/13	2.375%	French Consumer	324
Price Index
excluding tobacco

EUR	2,070,000	(F)	4/30/13	(2.41%)	Eurostat	18,452
Eurozone HICP
excluding tobacco

JPMorgan Chase Bank, N.A.
	$1,050,000	(1)(F)	8/1/08	Change in spread	The spread	(104,041)
				of Lehman	return of Lehman
				Brothers AAA	Brothers AAA
				8.5+ Commercial	8.5+ CMBS Index
				Mortgage Backed	adjusted by
				Securities Index	modified
				minus 17.5 bp	duration factor

	145,000	(1)(F)	4/30/08	110 bp plus Banc	The spread	(7,167)
				of America	return of Banc
				Securities AAA	of America
				10 yr Index	Securities- CMBS
				multiplied by	AAA 10 year Index
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
$2,532,000	(2)	8/2/08	(Beginning	The spread	$ (176,199)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

2,215,000	(2)(F)	9/2/08	(Beginning	The spread	(159,981)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

4,026,000	(1)	8/1/08	32.75 bp plus	The spread	(388,174)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

5,400,000	(1)	9/1/08	66.7 bp plus	The spread	(507,207)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

2,510,000	(1)(F)	5/1/08	Beginning	The spread	(252,747)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 25 bp

1,120,000	(2)(F)	5/1/08	(Beginning	The spread	89,149
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 218.75 bp)

1,050,000	(2)	5/1/08	(Beginning	The spread	81,085
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 175 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 530,000	(2)	6/1/08	(20 bp plus	The spread	$ 36,200
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

1,170,000	(2)	6/2/08	(Beginning	The spread	78,548
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 300 bp)

1,945,000	(2)	6/1/08	(Beginning	The spread	155,585
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 500 bp)

1,750,000	(2)(F)	7/2/08	(Beginning	The spread	141,923
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 230 bp)

2,585,000	(2)	7/1/08	(Beginning	The spread	(165,146)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 100 bp)

1,126,000	(1)	8/2/08	Lehman Brothers	The spread	4,358
			SD CMBS AAA 20	return of Lehman
			yr Index	Brothers SD CMBS
			multiplied by	AAA 20 year Index
the modified
duration factor
plus 40 bp

1,126,000	(1)	8/2/08	Lehman Brothers	The spread	4,931
			SD CMBS AAA 20	return of Lehman
			yr Index	Brothers SD CMBS
			multiplied by	AAA 20 year Index
the modified
duration factor
plus 50 bp

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$2,800,000	(1)	8/2/08	Lehman Brothers	The spread	$ 1,586
			SD CMBS AAA 20	return of Lehman
			yr Index	Brothers SD CMBS
			multiplied by	AAA 20 year Index
the modified
duration factor
minus 25 bp

Merrill Lynch Capital Services
40,216,458		5/13/08	(2.87438%) 5.50%	FNMA 5.5 30 YR	(252,077)
TBA

Morgan Stanley Capital Services, Inc.
4,480,000	(2)(F)	5/2/08	(Banc of America	The spread	(90,693)
			Securities AAA	return of Banc
			10 yr Index	of America
			multiplied by	Securities- CMBS
			the modified	AAA 10 year Index
duration factor
plus 175 bp)

1,540,000	(1)(F)	4/30/08	Change in spread	The spread	(98,616)
			of Banc	return of Banc
			of America	of America
			Securities AAA	Securities- CMBS
			10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 15 bp

1,066,000	(1)(F)	5/2/08	10 bp plus Banc	The spread	(65,079)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor

1,170,000	(2)(F)	5/31/08	(Banc of America	The spread	47,704
			Securities AAA	return of Banc
			10 yr Index	of America
			multiplied by	Securities- CMBS
			the modified	AAA 10 year Index
duration factor
minus 250 bp)

2,843,000	(1)(F)	8/1/08	Beginning	The spread	(2,172)
			of period nominal	return of Lehman
			spread of Lehman	Brothers Aaa
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

Total					$(2,064,319)

(F) Is valued at fair value following procedures approved by the Trustees.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

	Upfront					Fixed payments	Unrealized
Swap counterparty /	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$ 242		$352,000		10/12/52	(134 bp)	$ 93,649

DJ ABX NA HE AAA Index	36,744		319,513		7/25/45	18 bp	19,160

Financial Security
Assurance Inc.	—		25,000		12/20/12	95 bp	(1,059)

Marsh & McLennan Co.
Inc., 5 3/8%, 7/15/14	—		140,000		3/20/12	(95 bp)	(2,360)

Citibank, N.A.
CMS Energy Corp.,
6.875%, 12/15/15	—		95,000		6/20/12	57 bp	(2,142)

Conagra Foods Inc., 7%,
10/1/28	—		77,000		9/20/10	(27 bp)	(42)

DJ ABX NA HE AAA Index	62,545		593,239		7/25/45	18 bp	31,756

Marsh & McLennan Co.
Inc., 5 3/8%, 7/15/14	—		75,000		9/20/14	(105 bp)	(1,901)

Sara Lee Corp., 6 1/8%,
11/1/32	—		75,000		9/20/11	(43 bp)	(172)

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	48,000		3/20/13	(495 bp)	(3,043)

Credit Suisse International
DJ ABX NA HE AAA Index	73,459		$487,730		7/25/45	18 bp	48,151

DJ CMB NA CMBX AA Index	(25,483)		114,000	(F)	10/12/52	(25 bp)	(9,565)

DJ CMB NA CMBX AAA Index	29,293		176,000		12/13/49	8 bp	17,686

DJ CMB NA CMBX AAA Index	(680,516)		4,344,000		2/17/51	(35 bp)	(467,163)

DJ CMB NA CMBX AAA Index	(14,464)		174,000		12/13/49	(8 bp)	(2,988)

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	12,661		210,000		2/17/51	35 bp	2,306

DJ ABX NA HE AAA Index	29,281		285,671		7/25/45	18 bp	13,560

DJ CDX NA IG Series 9
Index 30-100% tranche	—	2,060,000			12/20/12	(27.2 bp)	(5,822)

India Government Bond,
5.87%, 1/2/10	—		370,000	(F)	1/11/10	170 bp	5,238

iStar Financial, Inc.,
6%, 12/15/10	3,375		50,000		3/20/09	500 bp	2,504

Korea Monetary STAB
Bond, 5%, 2/14/09	—		480,000	(F)	2/23/09	105 bp	980

Korea Monetary STAB
Bond, 5.15%, 2/12/10	—		480,000	(F)	2/19/10	115 bp	2,060

Korea Monetary STAB
Bond, 5.45%, 1/23/10	—		695,000	(F)	2/1/10	110 bp	235

Malaysian Government,
6.844%, 10/1/09	—		590,000		10/1/09	90 bp	4,679

Republic of China, zero
coupon, 12/5/08	—		800,000	(F)	12/12/08	115 bp	1,224

Goldman Sachs International
DJ ABX HE A Index	70,361		105,000		1/25/38	369 bp	(23,035)

DJ ABX HE AAA Index	24,677		105,000		1/25/38	76 bp	(19,412)

DJ CDX NA CMBX AAA Index	4,389		120,000		3/15/49	7 bp	(1,767)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		247,000		12/20/10	108.65 bp	(5,743)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA HY Series 9
Index 25-35% tranche	$ —	$ 2,060,000		12/20/10	249 bp	$ 28,418

DJ CDX NA HY Series 9
Index 25-35% tranche	—	630,000		12/20/10	305 bp	18,004

DJ CDX NA IG Series 10
Index 30-100% tranche	—	6,180,000		6/20/13	(44.25 bp)	(65,592)

DJ CDX NA IG Series 10
Index	(39,336)	5,330,000		6/20/13	155 bp	118,666

DJ CDX NA IG Series 10
Index	12,131	632,000		6/20/18	(150 bp)	(16,927)

DJ CDX NA IG Series 10
Index	(216,552)	11,010,000		6/20/13	155 bp	99,872

DJ CMB NA CMBX AAA Index	(143,720)	1,729,000		2/17/51	(35 bp)	(58,693)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	115,000		9/20/17	(67.8 bp)	4,780

Merrill Lynch & Co.,
5%, 1/15/15	—	115,000		9/20/17	(59.8 bp)	5,375

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche	—	253,000		12/20/10	105.5 bp	(6,092)

DJ CDX NA IG Series 10
Index	(15,062)	2,520,000		6/20/13	155 bp	59,207

DJ CDX NA IG Series 10
Index	(3,750)	680,000		6/20/13	155 bp	16,291

DJ CDX NA IG Series 9
Index	—	200,000		12/20/12	(13.55 bp)	660

iStar Financial, Inc.,
6%, 12/15/10	3,500	50,000		3/20/09	500 bp	2,629

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	115,000		9/20/17	(77 bp)	(1,129)

CMS Energy Corp.,
6.875%, 12/15/15	—	25,000		6/20/12	62 bp	(515)

DJ ABX HE A Index	70,361	105,000		1/25/38	369 bp	(23,174)

DJ ABX HE A Index	72,975	105,000		1/25/38	369 bp	(20,560)

DJ ABX HE AAA Index	24,677	105,000		1/25/38	76 bp	(18,727)

DJ ABX HE AAA Index	29,400	105,000		1/25/38	76 bp	(14,030)

DJ CDX NA CMBX AA Index	(2,915)	92,000	(F)	3/15/49	(15 bp)	13,936

DJ CDX NA HY Series 8
Index 35-60% tranche	—	3,927,000		6/20/12	104 bp	(150,562)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,000,000		12/20/10	104.5 bp	(24,351)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,000,000		12/20/10	90 bp	(28,170)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	2,060,000		12/20/10	266 bp	37,664

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,120,000		12/20/10	295 bp	106,880

DJ CDX NA IG Series 10
Index 30-100% tranche	—	3,430,350	(F)	6/20/13	(42 bp)	(34,889)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA IG Series 10
Index	$ 46,041	$ 2,460,000		6/20/18	(150 bp)	$ (67,681)

DJ CDX NA IG Series 10
Index	38,170	2,523,000		6/20/18	(150 bp)	(78,254)

DJ CDX NA IG Series 9
Index	(7,234)	1,462,000		12/20/12	(60 bp)	(28,214)

DJ CDX NA IG Series 9
Index	(88,910)	1,919,500		12/20/17	(80 bp)	(70,547)

DJ LCDX NA Series 9
Index, 30-100% tranche	—	500,000	(F)	12/20/12	96 bp	6,538

Domtar Corp., 7 1/8%,
8/15/15	—	25,000		12/20/11	(250 bp)	620

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	115,000		9/20/17	(58 bp)	2,609

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	85,000		9/20/12	45.5 bp	(1,452)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	115,000		9/20/17	(60.5 bp)	3,883

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	115,000		9/20/12	48 bp	(3,352)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	250,000		6/20/12	(150 bp)	(708)

D.R. Horton Inc.,
7 7/8%, 8/15/11	—	170,000		9/20/11	(426 bp)	(4,430)

Pulte Homes Inc.,
5.25%, 1/15/14	—	159,000		9/20/11	(482 bp)	(9,712)

Morgan Stanley Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	125,000		6/20/12	(114 bp)	1,387

DJ ABX NA CMBX AAA Index	80,147	1,126,000		3/15/49	7 bp	21,747

DJ CDX NA IG Series 10
Index	77,977	4,002,500		6/20/18	(150 bp)	(106,578)

DJ CMB NA CMBX AA Index	(32,398)	142,000	(F)	10/12/52	(25 bp)	(12,570)

DJ CMB NA CMBX AAA Index	366,413	3,054,500		12/13/49	8 bp	164,130

DJ CMB NA CMBX AAA Index	492,955	4,542,500		2/17/51	35 bp	270,160

DJ CDX NA IG Series 10
Index, 30-100% tranche	—	2,812,000	(F)	6/20/13	(52 bp)	(42,317)

DJ CDX NA IG Series 10
Index, 30-100% tranche	—	1,490,000	(F)	6/20/13	(38.6 bp)	(12,579)

DJ CDX NA IG Series 10
Index	151,208	7,750,000		6/20/18	(150 bp)	(207,062)

Total						$(428,437)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $179,517,228)	$187,542,848
Affiliated issuers (identified cost $32,147,907) (Note 5)	32,147,907

Cash	1,564,276

Interest and other receivables	1,795,134

Receivable for shares of the fund sold	267,100

Receivable for securities sold	695,190

Receivable for sales of delayed delivery securities (Notes 1 and 6)	15,079,982

Receivable for open forward currency contracts (Note 1)	1,778,860

Receivable for closed forward currency contracts (Note 1)	154,553

Unrealized appreciation on swap contracts (Note 1)	14,569,197

Premiums paid on swap contracts (Note 1)	1,290,328

Receivable for closed swap contracts (Note 1)	9,299

Total assets	256,894,674

LIABILITIES

Payable for variation margin (Note 1)	215,334

Payable to custodian (Note 2)	43,447

Payable for securities purchased	1,354,483

Payable for purchases of delayed delivery securities (Notes 1 and 6)	52,328,127

Payable for shares of the fund repurchased	274,779

Payable for compensation of Manager (Notes 2 and 5)	132,204

Payable for investor servicing fees (Note 2)	26,827

Payable for custodian fees (Note 2)	11,666

Payable for Trustee compensation and expenses (Note 2)	97,500

Payable for administrative services (Note 2)	1,403

Payable for distribution fees (Note 2)	46,651

Payable for open forward currency contracts (Note 1)	538,132

Payable for closed forward currency contracts (Note 1)	283,503

Written options outstanding, at value (premiums received $1,113,220) (Notes 1 and 3)	1,570,779

TBA sale commitments, at value (proceeds receivable $15,052,148) (Note 1)	15,107,028

Unrealized depreciation on swap contracts (Note 1)	20,532,830

Premiums received on swap contracts (Note 1)	1,812,982

Payable for closed swap contracts (Note 1)	991,046

Other accrued expenses	112,497

Total liabilities	95,481,218

Net assets	$161,413,456

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$159,720,732

Undistributed net investment income (Note 1)	5,796,804

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(7,248,176)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	3,144,096

Total — Representing net assets applicable to capital shares outstanding	$161,413,456

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($116,019,375 divided by 8,994,408 shares)	$12.90

Offering price per class A share
(100/96.00 of $12.90)*	$13.44

Net asset value and offering price per class B share
($14,050,554 divided by 1,092,864 shares)**	$12.86

Net asset value and offering price per class C share
($5,407,370 divided by 420,441 shares)**	$12.86

Net asset value and redemption price per class M share
($18,527,070 divided by 1,446,077 shares)	$12.81

Offering price per class M share
(100/96.75 of $12.81)***	$13.24

Net asset value, offering price and redemption price per class R share
($535,067 divided by 41,511 shares)	$12.89

Net asset value, offering price and redemption price per class Y share
($6,874,020 divided by 532,628 shares)	$12.91

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/08 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $10,539) (including interest income
of $423,903 from investments in affiliated issuers) (Note 5)	$ 4,523,475

EXPENSES

Compensation of Manager (Note 2)	497,226

Investor servicing fees (Note 2)	152,249

Custodian fees (Note 2)	28,378

Trustee compensation and expenses (Note 2)	14,250

Administrative services (Note 2)	12,535

Distribution fees — Class A (Note 2)	125,896

Distribution fees — Class B (Note 2)	59,179

Distribution fees — Class C (Note 2)	19,309

Distribution fees — Class M (Note 2)	47,597

Distribution fees — Class R (Note 2)	1,286

Auditing	90,342

Other	54,000

Non-recurring costs (Notes 2 and 7)	213

Costs assumed by Manager (Notes 2 and 7)	(213)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(216,341)

Total expenses	885,906

Expense reduction (Note 2)	(16,067)

Net expenses	869,839

Net investment income	3,653,636

Net realized gain on investments (Notes 1 and 3)	3,454,907

Net realized gain on swap contracts (Note 1)	2,697,549

Net realized gain on futures contracts (Note 1)	964,059

Net realized gain on foreign currency transactions (Note 1)	2,228,526

Net realized loss on written options (Notes 1 and 3)	(1,907,411)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(192,692)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(5,097,229)

Net gain on investments	2,147,709

Net increase in net assets resulting from operations	$ 5,801,345

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	4/30/08*	10/31/07

Operations:
Net investment income	$ 3,653,636	$ 4,632,715

Net realized gain (loss) on investments
and foreign currency transactions	7,437,630	(723,826)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(5,289,921)	6,454,002

Net increase in net assets resulting from operations	5,801,345	10,362,891

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(2,648,909)	(3,363,103)

Class B	(269,386)	(391,093)

Class C	(90,353)	(87,258)

Class M	(468,842)	(742,289)

Class R	(12,736)	(8,585)

Class Y	(169,812)	(117,368)

Redemption fees (Note 1)	26,850	5,001

Increase (decrease) from capital share transactions (Note 4)	30,416,765	(6,607,082)

Total increase (decrease) in net assets	32,584,922	(948,886)

NET ASSETS
Beginning of period	128,828,534	129,777,420

End of period (including undistributed net investment
income of $5,796,804 and $5,803,206, respectively)	$161,413,456	$128,828,534

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a)	investments	operations	income	distributions	fees(b)	of period	value (%)(c)	(in thousands)	assets (%)(d)	net assets (%)	(%)

CLASS A
April 30, 2008**	$12.68	.34(e)	.21	.55	(.33)	(.33)	—	$12.90	4.39*	$116,019	.57*(e)	2.61*(e)	88.74*(f)
October 31, 2007	12.12	.47(e)	.57	1.04	(.48)	(.48)	—	12.68	8.76	91,616	1.16(e)	3.82(e)	103.10(f)
October 31, 2006	12.18	.37(e,g)	.22	.59	(.65)	(.65)	—	12.12	5.01	87,210	1.17(e,g)	3.04(e,g)	97.83(f)
October 31, 2005	12.73	.38(e)	(.42)	(.04)	(.51)	(.51)	—	12.18	(.39)	98,198	1.22(e)	2.96(e)	197.70(f)
October 31, 2004	12.65	.33(e)	.88	1.21	(1.13)	(1.13)	—	12.73	9.99	104,736	1.29(e)	2.65(e)	162.13
October 31, 2003	11.39	.40	1.31	1.71	(.45)	(.45)	—	12.65	15.18	120,099	1.31	3.23	197.79

CLASS B
April 30, 2008**	$12.64	.29(e)	.21	.50	(.28)	(.28)	—	$12.86	4.03*	$14,051	.94*(e)	2.23*(e)	88.74*(f)
October 31, 2007	12.08	.37(e)	.57	.94	(.38)	(.38)	—	12.64	7.97	10,644	1.91(e)	3.09(e)	103.10(f)
October 31, 2006	12.13	.28(e,g)	.23	.51	(.56)	(.56)	—	12.08	4.31	15,238	1.92(e,g)	2.37(e,g)	97.83(f)
October 31, 2005	12.69	.28(e)	(.42)	(.14)	(.42)	(.42)	—	12.13	(1.23)	23,480	1.97(e)	2.20(e)	197.70(f)
October 31, 2004	12.61	.24(e)	.87	1.11	(1.03)	(1.03)	—	12.69	9.20	29,246	2.04(e)	1.93(e)	162.13
October 31, 2003	11.36	.30	1.30	1.60	(.35)	(.35)	—	12.61	14.27	41,469	2.06	2.44	197.79

CLASS C
April 30, 2008**	$12.65	.29(e)	.21	.50	(.29)	(.29)	—	$12.86	3.96*	$5,407	.94*(e)	2.24*(e)	88.74*(f)
October 31, 2007	12.09	.38(e)	.56	.94	(.38)	(.38)	—	12.65	7.96	2,830	1.91(e)	3.07(e)	103.10(f)
October 31, 2006	12.14	.27(e,g)	.24	.51	(.56)	(.56)	—	12.09	4.32	2,712	1.92(e,g)	2.28(e,g)	97.83(f)
October 31, 2005	12.70	.29(e)	(.43)	(.14)	(.42)	(.42)	—	12.14	(1.19)	2,699	1.97(e)	2.22(e)	197.70(f)
October 31, 2004	12.62	.23(e)	.88	1.11	(1.03)	(1.03)	—	12.70	9.16	1,682	2.04(e)	1.90(e)	162.13
October 31, 2003	11.37	.29	1.32	1.61	(.36)	(.36)	—	12.62	14.30	2,337	2.06	2.35	197.79

CLASS M
April 30, 2008**	$12.60	.32(e)	.21	.53	(.32)	(.32)	—	$12.81	4.21*	$18,527	.69*(e)	2.48*(e)	88.74*(f)
October 31, 2007	12.04	.43(e)	.58	1.01	(.45)	(.45)	—	12.60	8.54	20,088	1.41(e)	3.58(e)	103.10(f)
October 31, 2006	12.10	.34(e,g)	.22	.56	(.62)	(.62)	—	12.04	4.79	21,974	1.42(e,g)	2.81(e,g)	97.83(f)
October 31, 2005	12.66	.34(e)	(.42)	(.08)	(.48)	(.48)	—	12.10	(.73)	25,065	1.47(e)	2.70(e)	197.70(f)
October 31, 2004	12.58	.30(e)	.87	1.17	(1.09)	(1.09)	—	12.66	9.77	31,245	1.54(e)	2.40(e)	162.13
October 31, 2003	11.33	.37	1.29	1.66	(.41)	(.41)	—	12.58	14.86	38,446	1.56	3.02	197.79

CLASS R
April 30, 2008**	$12.67	.32(e)	.22	.54	(.32)	(.32)	—	$12.89	4.27*	$535	.69*(e)	2.49*(e)	88.74*(f)
October 31, 2007	12.12	.44(e)	.56	1.00	(.45)	(.45)	—	12.67	8.42	422	1.41(e)	3.52(e)	103.10(f)
October 31, 2006	12.17	.32(e,g)	.25	.57	(.62)	(.62)	—	12.12	4.86	127	1.42(e,g)	2.67(e,g)	97.83(f)
October 31, 2005	12.74	.36(e)	(.44)	(.08)	(.49)	(.49)	—	12.17	(.74)	70	1.47(e)	2.72(e)	197.70(f)
October 31, 2004†	12.81	.27(e)	.73	1.00	(1.07)	(1.07)	—	12.74	8.21*	2	1.41*(e)	2.21*(e)	162.13

CLASS Y
April 30, 2008**	$12.70	.35(e)	.21	.56	(.35)	(.35)	—	$12.91	4.44*	$6,874	.44*(e)	2.75*(e)	88.74*(f)
October 31, 2007	12.13	.50(e)	.58	1.08	(.51)	(.51)	—	12.70	9.12	3,228	.91(e)	4.06(e)	103.10(f)
October 31, 2006	12.18	.40(e,g)	.23	.63	(.68)	(.68)	—	12.13	5.34	2,517	.92(e,g)	3.31(e,g)	97.83(f)
October 31, 2005††	12.31	.03(e)	(.10)	(.07)	(.06)	(.06)	—	12.18	(.61)*	3,529	.07*(e)	.24*(e)	197.70(f)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82	83

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

† † For the period October 4, 2005 (commencement of operations) to October 31, 2005.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	4/30/08	10/31/07	10/31/06	10/31/05	10/31/04

Class A	0.15%	0.34%	0.31%	0.14%	0.09%

Class B	0.15	0.34	0.31	0.14	0.09

Class C	0.15	0.34	0.31	0.14	0.09

Class M	0.15	0.34	0.31	0.14	0.09

Class R	0.15	0.34	0.31	0.12	0.09

Class Y	0.15	0.34	0.31	0.02	N/A

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of their assets in securitized debt instruments including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2007, the fund had a capital loss carryover of $14,389,216 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$7,903,488	October 31, 2008

1,114,179	October 31, 2009

3,236,861	October 31, 2010

249,360	October 31, 2014

1,885,328	October 31, 2015

The aggregate identified cost on a tax basis is $212,083,392, resulting in gross unrealized appreciation and depreciation of $12,678,047 and $5,070,684, respectively, or net unrealized appreciation of $7,607,363.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2008, Putnam Management waived $206,353 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the period ended April 30, 2008, Putnam Management has assumed $213 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2008, the fund incurred $158,393 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At April 30, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended April 30, 2008, the fund’s expenses were reduced by $16,067 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $304, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the“Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,298 and $449 from the sale of class A and class M shares, respectively, and received $5,551 and $130 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $10,000 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $99,289,058 and $89,884,380 respectively. Purchases and sales of U.S. government securities aggregated $21,644,453 and $21,646,133, respectively.

Written option transactions during the period ended April 30, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written
options
outstanding
at beginning	USD	68,409,000	$1,750,384
of period	EUR	1,060,000	$43,152

Options	USD	12,396,000	290,939
opened	EUR	—	—

Options	USD	—	—
exercised	EUR	—	—

Options	USD	(2,758,000)	(48,265)
expired	EUR	—	—

Options	USD	(42,570,000)	(879,838)
closed	EUR	(1,060,000)	(43,152)

Written
options
outstanding
at end	USD	35,477,000	$1,113,220
of period	EUR	—	$ —

Note 4: Capital shares

At April 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/08:

Shares sold	2,913,279	$ 37,564,031

Shares issued
in connection
with reinvestment
of distributions	179,370	2,297,594

	3,092,649	39,861,625

Shares
repurchased	(1,321,528)	(16,976,229)

Net increase	1,771,121	$ 22,885,396

Year ended 10/31/07:

Shares sold	1,495,496	$ 18,354,169

Shares issued
in connection
with reinvestment
of distributions	236,846	2,900,517

	1,732,342	21,254,686

Shares
repurchased	(1,703,117)	(20,828,314)

Net increase	29,225	$ 426,372

CLASS B	Shares	Amount

Six months ended 4/30/08:

Shares sold	536,947	$ 6,903,097

Shares issued
in connection
with reinvestment
of distributions	17,728	226,420

	554,675	7,129,517

Shares
repurchased	(303,651)	(3,891,824)

Net increase	251,024	$ 3,237,693

Year ended 10/31/07:

Shares sold	175,640	$ 2,144,301

Shares issued
in connection
with reinvestment
of distributions	26,378	321,633

	202,018	2,465,934

Shares
repurchased	(621,405)	(7,571,670)

Net decrease	(419,387)	$(5,105,736)

CLASS C	Shares	Amount

Six months ended 4/30/08:

Shares sold	240,670	$ 3,093,570

Shares issued
in connection
with reinvestment
of distributions	5,568	71,217

	246,238	3,164,787

Shares
repurchased	(49,561)	(636,941)

Net increase	196,677	$ 2,527,846

Year ended 10/31/07:

Shares sold	82,773	$ 1,009,342

Shares issued
in connection
with reinvestment
of distributions	5,742	70,145

	88,515	1,079,487

Shares
repurchased	(89,043)	(1,085,810)

Net decrease	(528)	$ (6,323)

CLASS M	Shares	Amount

Six months ended 4/30/08:

Shares sold	61,935	$ 797,643

Shares issued
in connection
with reinvestment
of distributions	4,770	60,681

	66,705	858,324

Shares
repurchased	(215,106)	(2,746,086)

Net decrease	(148,401)	$(1,887,762)

Year ended 10/31/07:

Shares sold	90,618	$ 1,101,562

Shares issued
in connection
with reinvestment
of distributions	10,004	121,699

	100,622	1,223,261

Shares
repurchased	(330,693)	(3,997,327)

Net decrease	(230,071)	$(2,774,066)

CLASS R	Shares	Amount

Six months ended 4/30/08:

Shares sold	14,826	$ 190,297

Shares issued
in connection
with reinvestment
of distributions	995	12,736

	15,821	203,033

Shares
repurchased	(7,593)	(98,337)

Net increase	8,228	$ 104,696

Year ended 10/31/07:

Shares sold	31,552	$ 387,477

Shares issued
in connection
with reinvestment
of distributions	698	8,585

	32,250	396,062

Shares
repurchased	(9,440)	(115,758)

Net increase	22,810	$ 280,304

CLASS Y	Shares	Amount

Six months ended 4/30/08:
Shares sold	372,397	$ 4,755,357

Shares issued
in connection
with reinvestment
of distributions	13,258	169,809

	385,655	4,925,166

Shares
repurchased	(107,216)	(1,376,270)

Net increase	278,439	$ 3,548,896

Year ended 10/31/07:

Shares sold	78,305	$ 958,124

Shares issued
in connection
with reinvestment
of distributions	9,576	117,368

	87,881	1,075,492

Shares
repurchased	(41,206)	(503,125)

Net increase	46,675	$ 572,367

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2008, management fees paid were reduced by $9,988 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $423,903 for the period ended April 30, 2008. During the period ended April 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $73,478,386 and $43,855,694, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the

Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”).The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements.The Standard applies to fair value measurements already required or permitted by existing standards.The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam

Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Francis J. McNamara, III
Putnam Investments Limited	Charles E. Haldeman, Jr.	Vice President and
57–59 St James’s Street	President	Chief Legal Officer
London, England SW1A 1LD
	Charles E. Porter	Robert R. Leveille
Marketing Services	Executive Vice President,	Vice President and
Putnam Retail Management	Principal Executive Officer,	Chief Compliance Officer
One Post Office Square	Associate Treasurer and
Boston, MA 02109	Compliance Liaison	Mark C. Trenchard
Vice President and
Custodian	Jonathan S. Horwitz	BSA Compliance Officer
State Street Bank and	Senior Vice President
Trust Company	and Treasurer	Judith Cohen
Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Wanda M. McManus
Trustees		Vice President, Senior Associate
John A. Hill, Chairman	Janet C. Smith	Treasurer and Assistant Clerk
Jameson Adkins Baxter,	Vice President, Principal
Vice Chairman	Accounting Officer and	Nancy E. Florek
Charles B. Curtis	Assistant Treasurer	Vice President, Assistant Clerk,
Robert J. Darretta		Assistant Treasurer and
Myra R. Drucker	Susan G. Malloy	Proxy Manager
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA031 251221 6/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008